UNITED STATES
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TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)

N/A
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TEXAS PACIFIC LAND CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 16, 2021

Dear Fellow Stockholders:

We invite you to attend the 2021 Annual Meeting of Stockholders of Texas Pacific Land Corporation, a Delaware corporation (the “Company”), which will be held on November 16, 2021, at 2:00 p.m. Central time (the “Annual Meeting”). We have adopted a hybrid format for the Annual Meeting that includes both an in-person and a virtual meeting to provide a consistent and convenient experience to all stockholders regardless of location. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect three (3) members of the Company’s Board of Directors to serve until the 2024 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

2.	To approve, by non-binding advisory vote, executive compensation.

3.	To determine, by non-binding advisory vote, the frequency of future stockholder advisory votes on executive compensation.

4.	To approve the Company’s 2021 Incentive Plan.

5.	To approve the Company’s 2021 Non-Employee Director Stock and Deferred Compensation Plan.

6.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 22, 2021 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting on November 16, 2021:

Texas Pacific Land Corporation’s Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report
on Form 10-K for the fiscal year ended December 31, 2020 are available at
https://www.astproxyportal.com/ast/23956

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON OR VIA THE INTERNET. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

Dallas, Texas Date: October 6, 2021

	John R. Norris III	David E. Berry
	Co-Chairman	Co-Chairman

TEXAS PACIFIC LAND CORPORATION

1700 Pacific Avenue, Suite 2900

Dallas, TX 75201

(214) 969-5530

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

November 16, 2021

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Texas Pacific Land Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2021 Annual Meeting of Stockholders of the Company to be held on November 16, 2021, at 2:00 p.m. Central time, or at any adjournment thereof (the “Annual Meeting”). Given the continuing potential health risk aspects of the COVID-19 pandemic, we have implemented a hybrid meeting format which will include an in-person meeting that will simultaneously be transmitted via a virtual platform in order to help protect the health and safety of our stockholders. The in-person Annual Meeting will be held at the Omni Dallas Hotel, 555 S. Lamar Street, Dallas, TX 75202. The in-person Annual Meeting will be conducted in accordance with any COVID-19 protocols and requirements of the Omni Dallas Hotel, as well as state and local regulations, that may be in effect at the time of the Annual Meeting. If you cannot or do not wish to attend in person, the Annual Meeting can be accessed via the internet by visiting https://web.lumiagm.com/260628927 and entering the control number included in the Notice of Internet Availability or proxy card that you receive. If you access the Annual Meeting via the internet, you will be able to listen to the meeting live and vote online.

The Annual Meeting is the first annual meeting of our stockholders to be held after the consummation on January 11, 2021 of our corporate reorganization from a trust to a corporation (the “Corporate Reorganization”). The trust, known as Texas Pacific Land Trust (the “Trust”) from its inception in 1888 until the Corporate Reorganization, was reorganized into a corporation formed under the laws of the State of Delaware and renamed Texas Pacific Land Corporation. Any references in proxy statement to the Company, TPL, our, we, or us with respect to periods prior to January 11, 2021 refer to the Trust, and references to periods on that date and thereafter refer to Texas Pacific Land Corporation.

What are the matters to be voted on at the Annual Meeting?

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked).

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal One) unless you specifically withhold authority to vote for one or more of the director nominees.

FOR the approval of the non-binding advisory vote on executive compensation (Proposal Two).

FOR a frequency of “1 YEAR” for future stockholder advisory votes on executive compensation by non-binding advisory vote (Proposal Three).

FOR authorizing the Company’s 2021 Incentive Plan (Proposal Four).

FOR authorizing the Company’s 2021 Non-Employee Director Stock and Deferred Compensation Plan (Proposal Five).

FOR ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Six).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed or made available to the stockholders on or about October 6, 2021.

How will the hybrid meeting work?

Due to continuing public health and safety concerns resulting from the COVID-19 pandemic, our Board of Directors has determined to hold the Annual Meeting both in-person and by remote communication via webcast. Stockholders may attend the meeting at the designated physical location if they wish to do so, and the simultaneous webcast option will allow all stockholders to join the meeting, regardless of location.

How can I participate in the Annual Meeting?

You can attend the Annual Meeting either in-person or by accessing the webcast at https://web.lumiagm.com/260628927 and entering in your stockholder information provided on your ballot or proxy information in the Notice previously mailed to you. Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. We encourage you to arrive at the meeting location or access the meeting webcast prior to the start time.

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How can I ask questions at the Annual Meeting?

You may ask questions relating to any matter being considered at the Annual Meeting (1) in person at the Annual Meeting, (2) by submitting them through the webcast portal if you access the Annual Meeting remotely, or (3) by submitting your questions in advance by email to AnnualMeetingTPL@texaspacific.com until 11:59 p.m. Central time on November 15, 2021. We will endeavor to respond at the Annual Meeting to questions that are submitted in accordance with these guidelines. We may not be able to answer every question submitted, and if not, we will address unanswered questions after the Annual Meeting.

Who may vote at the Annual Meeting?

Stockholders of record at the close of business on September 22, 2021 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 7,748,884 shares of the Company’s common stock, $0.01 par value (“Common Stock”), were issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

What constitutes a quorum?

A majority of the aggregate voting power of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

What is a broker non-vote?

Broker non-votes (i.e., votes for shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted as “shares present” at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business so long as the broker can vote on any proposal being considered. However, brokers cannot vote on their clients’ behalf on “non-routine” proposals for which they have not received voting instructions from their clients for such proposals. The vote on Proposals One, Two, Three, Four and Five are considered “non-routine.” Accordingly, broker non-votes will not have any effect with respect to Proposals One, Two, Three, Four, and Five as shares that constitute broker non-votes are not considered entitled to vote on these matters.

Brokers do have authority to vote uninstructed shares for or against “routine” proposals. Proposal Six constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal Six. How many votes are required to approve each proposal?

How many votes are required to approve each proposal?

Proposal One: Directors will be elected by a majority of the Votes Cast at the Annual Meeting. Only Votes Cast “FOR” a nominee will be counted in the election of directors. There is no cumulative voting. Votes withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Broker non-votes will have no effect on the election of directors. Our Board has adopted a “majority vote policy.” Under this policy, any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and make a recommendation to the Board whether to accept or reject the resignation.

Proposal Two: The advisory vote on executive compensation will be approved if the Votes Cast favoring the action exceed the Votes Cast opposing the action. Abstentions and broker non-votes are not considered a vote cast and therefore will have no effect on the outcome of this matter. Because your vote on this matter is advisory, it will not be binding on the Company or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal Three: The advisory vote on the frequency of future stockholder advisory votes on executive compensation: the option of one year, two years or three years that receives the highest number of Votes Cast will be considered the frequency recommended by our stockholders. Because your vote on this matter is advisory, it will not be binding on the Company or the Board. Abstentions and broker non-votes will therefore have no effect on this vote.

Proposal Four: The 2021 Incentive Plan will be approved if the Votes Cast favoring approval exceed the Votes Cast opposing approval. Abstentions and broker non-votes are not considered a vote cast and therefore will have no effect on the outcome of this matter.

Proposal Five: The 2021 Non-Employee Director Stock and Deferred Compensation Plan will be approved if the Votes Cast favoring approval exceed the Votes Cast opposing approval. Abstentions and broker non-votes are not considered a vote cast and therefore will have no effect on the outcome of this matter.

Proposal Six: The ratification of the selection of Deloitte & Touche LLP will be approved if the Votes Cast favoring the action exceed the Votes Cast opposing the action. Abstentions are not considered a vote cast and therefore will have no effect on the outcome of the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.

How do I vote my shares without attending the Annual Meeting?

If you are a registered stockholder, you may vote by granting a proxy using any of the following methods:

•	By Internet —If you have internet access, by submitting your proxy by following the instructions included on the enclosed proxy card.

•	By Telephone —By submitting your proxy by following the telephone voting instructions included on the enclosed proxy card.

•	By Mail —By completing, signing, and dating a proxy card (if you request paper materials from the Company) where indicated and by mailing or otherwise returning the proxy card accompanying this proxy statement in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on November 15, 2021 for the voting of shares held by stockholders of record. Mailed proxy cards should be returned in the envelope provided to you with your proxy card and must be received by November 15, 2021.

Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the enclosed proxy card. Please vote promptly.

If your shares are held in street name, your bank, broker, or other nominee should give you instructions for voting your shares. In these cases, you may be able to vote via the internet or by telephone, or by mail by submitting a voting instruction form by the indicated deadline.

Our Board of Directors has designated our Chief Executive Officer, Tyler Glover, and our General Counsel and Secretary, Micheal Dobbs, and each or any of them, as proxies to vote the shares of Common Stock solicited on its behalf.

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record you may vote by ballot at the Annual Meeting, either in person or virtually. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (bank, broker, or other nominee) giving you the right to vote the shares, which must be submitted with your ballot at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance so that your vote will be counted in case you later decide not to attend the Annual Meeting, as well as to speed the tabulation of votes.

How do I gain admittance to the Annual Meeting?

Only our stockholders as of the Record Date and invited guests of the Company will be permitted to attend the Annual Meeting. To gain admission in person, you must present a government-issued form of identification. If you are a stockholder of record, your name will be checked against our list of stockholders of record on the Record Date. If you hold shares in street name, you must present proof of your ownership of the Company’s shares as of the Record Date in order to be admitted to the Annual Meeting. Your proxy card will ask you to indicate if you intend to attend the Annual Meeting in person; please complete that section so that we may plan accordingly. To gain admission virtually, you must visit https://web.lumiagm.com/260628927 and enter the control number provided to you either with your proxy materials or Notice Regarding the Availability of Proxy Materials.

May I change my vote or revoke my proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any such request should be directed to the Company’s Secretary at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201 or (214) 969-5530. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

How are proxies being solicited?

Proxies may be solicited by certain of the Company’s directors, executive officers, and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians, and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

What is “householding” and will it apply to me?

Some banks, brokers and other record holders use the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such request should be directed to Investor Relations at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201 or (214) 969-5530.

How are proxy materials being made available to me?

Our proxy materials are primarily available to stockholders on the Internet, as permitted by the rules of the Securities and Exchange Commission (the “SEC”). A Notice Regarding the Availability of Proxy Materials will be mailed to stockholders beginning approximately October 6, 2021, and this Proxy Statement and form of proxy, together with our Annual Report on Form 10-K (the “Annual Report”), are first being made available to stockholders beginning approximately October 6, 2021. The Annual Report, which has been posted along with this Proxy Statement, is not a part of the proxy solicitation materials. Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such request should be directed to the Company’s Secretary at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201 or (214) 969-5530. These documents are also included in our filings with the SEC, which you can access electronically at the SEC’s website at www.sec.gov.

How can I access the proxy materials?

This year we are pleased to apply the SEC rule that allows companies to furnish proxy materials to stockholders primarily over the Internet. We believe this method should expedite receipt of your proxy materials, lower costs of our Annual Meeting and help conserve natural resources. We encourage you to vote via the Internet by following the link to the Proxy Statement and Annual Report, which are both available at https://www.astproxyportal.com/ast/23956. This Proxy Statement and the Annual Report are also available on the Company’s website at www.texaspacific.com.

Are stockholders entitled to dissenters’ rights of appraisal in connection with any proposals?

Under Delaware General Corporation Law and the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

What is the deadline for receipt of stockholder proposals to be presented at the next annual meeting of stockholders?

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s bylaws, to be included in the Company’s Proxy Statement to be issued in connection with the 2022 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than June 8, 2022. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act. Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2022 annual meeting of stockholders, will be untimely unless it is received between July 18, 2022 and August 17, 2022 in accordance with our bylaws and Rule 14a-4 of the Exchange Act. Any such request should be directed to the Company’s Secretary at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201 or (214) 969-5530.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board currently consists of nine (9) directors. The Board is divided into three classes. The directors designated as “Class I” directors have terms expiring at the Annual Meeting. The directors designated as “Class II” directors will have terms expiring at the 2022 annual meeting of stockholders, and the directors designated as “Class III” directors will have terms expiring at the 2023 annual meeting of stockholders. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director holding office until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier, death, resignation, disqualification or removal. Accordingly, each of the Class I directors has been nominated for re-election at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the persons named on your proxy card as proxies will vote for any substitute nominated by the Board. This Proposal One relates to the election of directors to take effect immediately upon the Annual Meeting.

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Stockholders’ Agreement

The stockholders’ agreement was entered into on June 11, 2020 among the Trust (and later assigned to the Company), Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics LLC and its affiliates, “Horizon”), SoftVest Advisors, LLC (“SoftVest Advisors”) and SoftVest, L.P. (together with SoftVest Advisors and its affiliates, “SoftVest,” and together with Horizon, the “investor group”), and Mission Advisors, LP (“Mission” and together with the investor group, collectively, the “stockholder parties”) (the “Stockholders’ Agreement”). Pursuant to the Stockholders’ Agreement, the Company agreed that (a) the Board shall be divided into three classes of directors, with directors in each class serving staggered, three-year terms and (b) (i) Dana F. McGinnis, the director designated by Mission (the “Mission Designee”), will be appointed to Class I of the Board, (ii) Eric L. Oliver, the director designated by SoftVest (the “SoftVest Designee”), will be appointed to Class II of the Board, and (iii) Murray Stahl, the director designated by Horizon (the “Horizon Designee” and together with the SoftVest Designee and the Mission Designee, the “Stockholder Designees”), will be appointed to Class III of the Board.

As a condition to appointment to the Board, the Horizon Designee has provided an executed conditional resignation letter to become effective upon the earliest to occur of (a) Horizon ceasing to beneficially own 10% of the issued and outstanding shares of Common Stock (the “Minimum Ownership Event”) and (b) the termination of the Stockholders’ Agreement. The SoftVest Designee, as a condition to appointment to the Board, has provided to the Board an executed conditional resignation letter to become effective upon the earliest to occur of (a) the Minimum Ownership Event, (b) the Horizon Designee ceasing to serve on the Board and (c) the termination of the Stockholders’ Agreement.

As a further condition to the appointment of the Stockholder Designees to the Board, the Trust, the trustees of the Trust, consisting of John R. Norris III and David E. Barry (the “Trustees”), and the investor parties executed a mutual general release agreement. Pursuant to the mutual general release agreement, each party thereto will release each other party thereto from all claims and liabilities arising prior to the execution of the Stockholders’ Agreement and in connection with the investor litigation among the Investor Group and the Trust (which litigation was settled pursuant to a settlement agreement dated as of June 30, 2019 (the “Settlement Agreement”)). The Trust and the Trustees entered into the mutual general release agreement prior to the Corporate Reorganization. Pursuant to the Stockholders’ Agreement, in connection with the Corporate Reorganization, the Trust conveyed, and the Company assumed, all of the Trust’s rights and obligations under the Stockholders’ Agreement.

Pursuant to the Stockholders’ Agreement, Messrs. McGinnis, Oliver and Stahl have agreed to vote all of their shares of Common Stock at each annual or special meeting of stockholders of the Company in accordance with the Board’s recommendations, subject to certain exceptions.

Board of Directors

The following table sets forth information with respect to our directors and is followed by biographies of each such individual.

Name	Age	Position

David E. Barry	75	Director, Class III; Co-Chair

General Donald G. Cook, USAF (Ret.)	74	Director, Class II

Barbara J. Duganier	63	Director, Class I

Donna E. Epps	57	Director, Class II

Dana F. McGinnis	70	Director, Class I

John R. Norris III	67	Director, Class III; Co-Chair

Eric L. Oliver	62	Director, Class II

Murray Stahl	67	Director, Class III

Tyler Glover	36	Director, Class I; President and Chief Executive Officer

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CLASS I DIRECTORS

Terms Expiring at the Annual Meeting

Barbara J. Duganier

Ms. Duganier has been a member of the Board since January 11, 2021. Ms. Duganier currently serves on the board of MRC Global Inc. (NYSE: MRC) (since 2015), an industrial distributor of pipe, valves and other related products and services to the energy industry, where she chairs the audit committee and serves on the governance committee. Ms. Duganier also serves on the boards of three private companies: West Monroe Partners (since 2018), a management and technology consulting firm, where she is the lead independent director and nominating and governance committee chair; McDermott International, Ltd. (since 2020), a fully-integrated provider of engineering and construction solutions to the energy industry, where she chairs the audit committee and serves on the risk committee; and Pattern Energy Group LP (since 2020), a private renewable energy company focused on wind, solar, transmission and storage where she chairs the audit committee. Ms. Duganier previously served on the boards of the general partner of Buckeye Partners, L.P. (NYSE: BPL), a midstream oil and gas master limited partnership, where she chaired the audit committee and served on the compensation committee until the company’s sale in November 2019, and of Noble Energy (Nasdaq: NBL), an exploration and production company, where she served as a member of the audit and nominating and governance committees until the company’s sale in October 2020. Ms. Duganier is also a former director and member of the enterprise and risk oversight and compensation committees of HCC Insurance Holdings, a property and casualty insurance underwriter, which was sold in 2015. From 2004 to 2013, Ms. Duganier was a Managing Director at Accenture, a multinational professional services company that provides services in strategy, consulting, digital technology, and operations. She held various leadership and management positions in Accenture’s outsourcing business, including Global Chief Strategy Officer and Global Growth and Offering Development Lead. A year prior to joining Accenture, she served as an independent consultant to Duke Energy North America. From 1979 to 2002, Ms. Duganier, who is a licensed certified public accountant, worked at Arthur Andersen LLP, where she served as an auditor and financial consultant, as well as in various leadership and management roles, including Global Chief Financial Officer of Andersen Worldwide. Ms. Duganier also serves on the board of John Carroll University and as Chairman of the Board of the National Association of Corporate Directors (NACD) Texas TriCities chapter.

Ms. Duganier serves on and is the chairperson of the Compensation Committee of the Board and serves on the Audit Committee of the Board.

Ms. Duganier’s extensive executive experience overseeing large organizations, her diverse board experience and her credentials as a certified public accountant make her well-qualified to serve on the Board.

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Tyler Glover

Mr. Glover has been a member of the Board since January 11, 2021. Mr. Glover serves as the Company’s President and Chief Executive Officer. Mr. Glover served as Chief Executive Officer, Co-General Agent and Secretary of the Trust, in which capacity he acted since November 2016, and also currently serves as President and Chief Executive Officer of Texas Pacific Water Resources LLC, a wholly owned subsidiary of the Company (“TPWR”), in which capacity he has acted since its formation in June 2017. Mr. Glover previously served as Assistant General Agent of the Trust from December 2014 to November 2016 and has over 10 years of energy services and land management experience.

Mr. Glover’s qualifications to serve as a director include his extensive industry expertise and experience as an officer at the Company, including at the Trust.

Dana F. McGinnis

Mr. McGinnis has been a member of the Board since January 11, 2021. Mr. McGinnis is the Founder and Chief Investment Officer of Mission Advisors, LP. Mr. McGinnis is the majority owner and principal executive of Mission Advisors, LP. Mission Advisors is a registered investment advisor which manages energy and diversified investments for individuals and institutions. Formerly, Mr. McGinnis managed San Antonio Capital Management and launched a suite of global macroeconomic hedge funds. Mr. McGinnis began his investment advisory career in 1976 at Paine Webber/Rotan Mosle. Mr. McGinnis currently serves as the Director on the board of the Institute for Nautical Archaeology Foundation and the Foundation for the Institute. Mr. McGinnis is the Mission Designee pursuant to the Stockholders’ Agreement.

Mr. McGinnis serves on the Compensation Committee of the Board.

Mr. McGinnis’ qualifications to serve as a director include his expertise and over 40 years of experience in managing energy investments in both global and domestic markets.

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CLASS II DIRECTORS

Terms Continue Until 2022

Donald G. Cook

Gen. Cook has been a member of the Board since January 11, 2021. Gen. Cook currently serves on the board of Crane Co. (NYSE: CR) (since 2005), where he chairs the nominating and governance committee and is a member of the compensation and the executive committee, and on the board of Cybernance, Inc. (since 2016). Gen. Cook previously served on the boards of USAA Federal Savings Bank (from 2007 to 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Beechcraft LLC, formerly known as Hawker Beechcraft Inc. (from 2007 to 2014). Gen. Cook served on the board of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He also consults for Lockheed Martin Corporation. In addition to his extensive corporate governance experience, Gen. Cook has been the Chairman of the San Antonio advisory board of the NACD Texas TriCities Chapter, a group recognized as the authority on leading boardroom practices. Gen. Cook had numerous additional command and high-level staff assignments during his 36-year career with the Air Force and retired as a four-star General. He commanded a flying training wing and two space wings, the 20th Air Force (the nation’s nuclear Intercontinental Ballistic Missile force) and was interim Commander of Air Combat Command during the September 11 attacks. Gen. Cook served as the Chief of the Senate Liaison Office and on the staff of the House Armed Services Committee in the U.S. House of Representatives. Prior to his retirement from the Air Force in August 2005, Gen. Cook’s culminating assignment was Commander, Air Education and Training Command at Randolph Air Force Base in Texas, where he was responsible for executing the $8 billion annual budget to recruit, train and educate Air Force personnel, safely implementing the 500,000-hour annual flying hour program and providing for the leadership, welfare, and oversight of 90,000 military and civilian personnel in the command. He was twice awarded the Distinguished Service Medal for exceptional leadership.

Gen. Cook serves on and is the chairperson of the Nominating and Corporate Governance Committee of the Board. General Cook also serves on the Compensation Committee of the Board.

Gen. Cook’s qualifications to serve as a director include his extensive experience with corporate governance and executive compensation, as well as managerial experience resulting from his tenure of command in the U.S. Air Force.

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Donna E. Epps

Ms. Epps has been a member of the Board since January 11, 2021. Ms. Epps currently serves on the board of Saia, Inc. (Nasdaq: SAIA) (since 2019), where she serves on the audit committee and the nominating and governance committee, and on the board of Texas Roadhouse, Inc. (Nasdaq: TXRH), where she serves on the audit committee, the nominating and governance committee and the compensation committee. Ms. Epps was with Deloitte LLP, a multinational professional services network, for over 30 years.Ms. Epps served as an attest Partner of Deloitte LLP from 1998 through 2003 and as a Risk and Financial Advisory Partner of Deloitte LLP from 2004 until her retirement in 2017. During her time at Deloitte LLP, Ms. Epps helped companies develop and implement proactive enterprise risk and compliance programs, focusing on value protection and creation, and provided attest services and financial advisory services in governance, risk and compliance matters to private and public companies across multiple industries. Ms. Epps is currently a licensed certified public accountant and a member of the North Texas Association of Corporate Directors Board. Ms. Epps is Chair of the Girl Scouts of Northeast Texas since April 2021 and Treasurer of Readers2Leaders in Dallas, Texas since 2019.

Ms. Epps serves on and is the chairperson of the Audit Committee of the Board. Ms. Epps also serves on the Nominating and Corporate Governance Committee of the Board.

Ms. Epps’s significant audit, governance, risk, and compliance experience as a provider of attest and consulting services to private and public companies across multiple industries makes her well-qualified to serve on the Board.

Eric L. Oliver

Mr. Oliver has been a member of the Board since January 11, 2021. Mr. Oliver currently serves as the President of SoftVest Advisors, a registered investment adviser that acts as an investment manager for private fund clients. Mr. Oliver additionally serves as the President of HeartsBluff Music Partners, LLC and Carrizo Springs Music Partners, LLC, both of which are registered investment advisers pursuant to an umbrella registration filed by SoftVest Advisors, LLC. Previously, Mr. Oliver was President of Midland Map Company, LLC, a Permian Basin oil and gas lease and ownership map producer from 1997 until its sale in January of 2019 to Drilling- Info, and was Principal of Geologic Research Centers LLC, a log library providing geological data to the oil and gas industry with a library in Abilene, Texas, sold in 2019. Additionally, Mr. Oliver served on the board of Texas Mutual Insurance Company from 2009 until he retired in July 2021. He has also served as a director on the board of AMEN Properties, Inc. (OTC: AMEN) since July 2001 and was appointed Chairman of the Board in September 2002. AMEN Properties directly or indirectly owns certain oil and gas royalty and working interest properties. Furthermore, Mr. Oliver serves on the board of Abilene Christian Investment Management Company, Abilene Christian University’s endowment management company, and is a former member of the Abilene Community Foundation’s investment committee. Mr. Oliver received a B.A. in Chemistry from Abilene Christian University in 1981. Mr. Oliver is the Softvest Designee pursuant to the Stockholders’ Agreement.

Mr. Oliver serves on the Audit Committee of the Board.

Mr. Oliver’s qualifications to serve as a director include his experience as an oil and gas investor, with over 22 years of experience buying and selling mineral and royalty properties, and over 35 years of experience managing investments with an emphasis in the energy market.

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CLASS III DIRECTORS

TERMS CONTINUE UNTIL 2023

David E. Barry

Mr. Barry serves as a Co-Chair of the Board. Mr. Barry served as a Trustee of the Trust from 2017 to January 11, 2021 and has been a member of the Board since January 11, 2021. Mr. Barry has served as president of Tarka Resources, Inc., which is engaged in oil and gas exploration in Texas, Oklahoma and Louisiana, since 2012. He also served as President of Tarka, Inc. from 2012 through 2014, until such company was merged with Tarka Resources, Inc. in 2016. Mr. Barry practiced real estate, employee benefits and compensation law at the law firm of Kelley Drye & Warren LLP (“Kelley Drye”) from 1969, becoming a partner in 1978. Mr. Barry represented the Trust for more than 30 years as a partner at Kelley Drye. Mr. Barry retired from Kelley Drye in 2014. Beginning in 2007 and then full-time starting in 2012, Mr. Barry has worked as President of Sidra Real Estate, Inc., an entity with commercial real estate holdings throughout the United States.

Mr. Barry’s qualifications to serve as a director include his legal expertise and knowledge gained over a 51-year career at Kelley Drye, including representing the Trust for more than 30 years prior to his election as a Trustee, as well as his experience in commercial real estate, including commercial real estate in Texas.

John R. Norris III

Mr. Norris serves as a Co-Chair of the Board. Mr. Norris served as a Trustee of the Trust from 2000 to January 11, 2021 and has been a member of the Board since January 11 , 2021. Mr. Norris is a member with the law firm Norris & Weber, PLLC ("Norris & Weber") in Dallas, Texas. Mr. Norris began working with a predecessor firm of Norris & Weber in 1979 and has stayed with the firm throughout the past 40 years. He has been continuously certified as a legal specialist in estate planning and probate law by the Texas Board of Legal Specialization since 1989. In 1995, he was elected as a Fellow of the American College of Trusts and Estate Counsel, a professional association of lawyers throughout the United States who have been recognized as outstanding practitioners in the laws of wills, trusts, estate planning and administration and related tax planning. Mr. Norris is a member of the State Bar of Texas and the Dallas Bar Association, where he served as Chairman of the Probate, Trust & Estate section in 1995. Mr. Norris was a member of the District 6A Grievance Committee of the State Bar of Texas between 1995 and 2001, serving as its Chairperson between 1998 and 2000.

Mr. Norris' qualifications to serve as a director include his extensive background as a practicing attorney in Dallas, Texas. In addition to his 20 years of experience as a Trustee, Mr. Norris advised and represented the Trust on legal matters for more than 17 years prior to his election as a Trustee.

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Murray Stahl

Mr. Stahl has been a member of the Board since January 11, 2021. Mr. Stahl is the Chief Executive Officer, Chairman of the Board and co-founder of Horizon Kinetics LLC and serves as Chief Investment Officer of Horizon Kinetics Asset Management LLC, a wholly owned subsidiary of Horizon Kinetics LLC (together, “Horizon Kinetics”). He has over 30 years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research and chairs the firm’s investment committee, which is responsible for portfolio management decisions across the entire firm. He is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. Mr. Stahl is the Chairman and Chief Executive Officer of FRMO Corp. (OTC: FRMO) and has been a director since 2001. He is also a member of the board of RENN Fund, Inc. (NYSE: RCG) (since 2017), Winland Electronics, Inc. (OTC: WELX) (since 2015), the Bermuda Stock Exchange, MSRH, LLC, and the Minneapolis Grain Exchange. He was a member of the board of Winland Electronics, Inc. (from 2015 to 2020) and IL&FS Securities Services Limited (from 2008 to 2020). Prior to co-founding Horizon Kinetics, Mr. Stahl spent 16 years at Bankers Trust Company (from 1978 to 1994) as a senior portfolio manager and research analyst. As a senior fund manager, he was responsible for investing the Utility Mutual Fund, along with three of the bank’s Common Trust Funds: The Special Opportunity Fund, The Utility Fund and The Tangible Assets Fund. He was also a member of the Equity Strategy Group and the Investment Strategy Group, which established asset allocation guidelines for the Private Bank. Mr. Stahl is the Horizon Designee pursuant to the Stockholders’ Agreement.

Mr. Stahl serves on the Nominating and Corporate Governance Committee of the Board.

Mr. Stahl’s qualifications to serve as a director include his over 30 years of investment experience, including in the energy and minerals space.

Members of the Board will generally be elected by a majority of the Votes Cast with respect to each director at any meeting for the election of directors at which a quorum is present. However, in the case of a contested election, the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF BARBARA J.

DUGANIER, TYLER GLOVER AND DANA F. MCGINNIS AS CLASS I DIRECTORS.

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16

PROPOSAL TWO

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), enable our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. Our compensation programs are designed to attract, motivate, and retain the individuals we need to drive business success. To date, we have not been able to offer equity compensation and, accordingly, our compensation packages for 2020 consisted solely of cash, paid in the form of base salary and bonus. Please read the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and accompanying narrative for a detailed description of the fiscal year 2020 compensation of our named executive officers. We believe that the 2020 compensation of each of our named executive officers was reasonable and appropriate and was aligned with the Company’s 2020 results.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our stockholders and the Board, and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

This proposal requires approval by a majority of the Votes Cast on this Proposal Two at the Annual Meeting.

Accordingly, we ask our stockholders to vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS.

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PROPOSAL THREE

NON-BINDING ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON

EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act, we are providing our stockholders with a non-binding advisory vote on whether future advisory votes on executive compensation of the nature reflected in Proposal Two above should occur every one year, two years or three years.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. Voting every year, rather than every two or three years, will provide stockholders with the opportunity to review the Company’s compensation program annually and address any desired adjustments, rather than waiting for two or three years to make any desired changes.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non- binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO CONDUCT

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

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PROPOSAL FOUR

APPROVAL OF 2021 INCENTIVE PLAN

Our Board adopted the Company’s 2021 Incentive Plan (the “2021 Plan”), on August 11, 2021, subject to stockholder approval. The 2021 Plan, if approved by stockholders, will be administered by the Compensation Committee, and will expire ten years from the date of such stockholder approval.

To date, the Company (including during its tenure as the Trust) has not been able to offer equity compensation to its employees. After the corporate reorganization from a trust to a corporation, the Company is able to grant and issue common stock as a form of compensation, and we hope to be able to incorporate equity compensation into our compensation strategy and programs. We believe doing so will align our employees with stockholders’ interests and create long-term incentives for our employees, as well as provide a more competitive employment and compensation environment for retaining our employees and attracting new employees. We expect to use treasury shares that we acquire on the open market from our previously announced stock repurchase program and future stock repurchases as the source of common stock to be issued under the 2021 Plan.

The following summary of the material features of the 2021 Plan is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached as Appendix A.

This proposal requires approval by a majority of the Votes Cast on this Proposal Four at the Annual Meeting. If approved by stockholders, the 2021 Plan would become effective immediately upon such approval.

Administration

The Compensation Committee administers the 2021 Plan. The Compensation Committee has full and exclusive discretionary power to interpret the terms and the intent of the 2021 Plan and any award agreement or other agreement or document ancillary to or in connection with the 2021 Plan, to select eligible employees to receive awards (“Participants”), determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the 2021 Plan as it may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the 2021 Plan or any award agreement, and, subject to stockholder or Participant approvals as may be required, adopting modifications and amendments to the 2021 Plan or any award agreement. All actions taken and all interpretations and determinations made by the Compensation Committee shall be final and binding upon Participants, the Company, and all other interested individuals.

The Compensation Committee may delegate its administrative duties or powers to one or more of its members or to one of more of the officers of the Company, its affiliates, or subsidiaries, or to one or more agents or advisors. However, the authority to grant awards to individuals who are subject to Section 16 of the Exchange Act cannot be delegated to anyone who is not a member of the Compensation Committee. As used in this summary, the term “Administrator” means the Compensation Committee and any delegate, as appropriate.

Eligibility

Any employee of the Company, an affiliate or a subsidiary is eligible to participate in the 2021 Plan if selected by the Administrator. The Company is not able to estimate the number of individuals that the Administrator will select to participate in the 2021 Plan or the type or size of awards that the Administrator will approve. Therefore, the benefits to be allocated to any individual or to various groups of individuals are not presently determinable.

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Awards

Under the 2021 Plan, if approved by stockholders, we will be able to grant nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards.

Options. Options granted under the 2021 Plan may be incentive stock options (“ISOs”) or nonqualified stock options. Options entitle the Participant to purchase a specified number of shares of common stock from the Company at a specified option price, subject to applicable vesting conditions and such other provisions as the Administrator may determine consistent with the 2021 Plan, including, without limitation, restrictions on transferability of the underlying shares. The per-share option price will be fixed by the Administrator at the time the option is granted, but cannot be less than the per-share fair market value of the underlying common stock on the date of grant (or, with respect to ISOs, in the case of a holder of more than 10 percent of outstanding voting securities, 110 percent of such per share fair market value). The option price may be paid in cash or its equivalent, with shares of common stock, by a cashless, broker-assisted exercise, or a combination thereof, or any other method accepted by the Compensation Committee.

The minimum vesting period for an option is generally one year. The maximum period in which a vested option may be exercised will be fixed by the Administrator at the time the option is granted but cannot exceed 10 years (five years for ISOs granted to a holder of more than 10 percent of the Company’s outstanding voting securities). The Award Agreement will set forth the extent to which a Participant may exercise the option following termination of employment. No employee may be granted ISOs that are first exercisable in a calendar year for common stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000.

SARs. A stock appreciation right (“SAR”) entitles the Participant to receive an amount upon exercise equal to the excess of the fair market value of one share of common stock on the exercise date over the grant price of the SAR. SARs shall be subject to applicable vesting conditions and such other provisions as the Administrator may determine consistent with the 2021 Plan, including, without limitation, mandatory holding periods for any shares received upon exercise. The grant price per SAR shall be determined by the Administrator, but cannot be less than the fair market value of one share of common stock on the grant date.

The minimum vesting period for a SAR is generally one year. The maximum period in which a vested SAR may be exercised will be fixed by the Administrator at the time the SAR is granted, but cannot exceed 10 years. The Award Agreement shall set forth the extent to which a Participant may exercise the SAR following termination of employment. The amount payable upon the exercise of an SAR may, in the Administrator’s discretion, be settled in cash, common stock, or a combination thereof, or any other manner approved by the Administrator.

Restricted Stock and Restricted Stock Units. Restricted stock is common stock issued to a Participant subject to applicable vesting and other restrictions. Restricted stock units are similar to restricted stock except that no shares of common stock are actually issued to the Participant unless and until the restrictions on the award lapse. An award of restricted stock or restricted stock units will be forfeitable, or otherwise restricted, until conditions established at the time of the grant are satisfied. These conditions may include, for example, a requirement that the Participant complete a specified period of service or the attainment of certain performance objectives. Any restrictions imposed on an award of restricted stock or restricted stock units will be prescribed by the Administrator.

The minimum vesting period for restricted stock and restricted stock units is generally one year. The Award Agreement shall set forth the extent to which a Participant may retain restricted stock or restricted stock units following termination of employment. Participants may be granted full voting rights with respect to restricted stock during the applicable restriction period, but will have no voting rights with respect to restricted stock units until common stock is issued in settlement thereof. Restricted stock will become freely transferrable by the Participant after all conditions and restrictions have been satisfied. Vested restricted stock units may, in the Administrator’s discretion, be settled in cash, common stock, or a combination of cash and common stock or any other manner approved by the Administrator.

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Performance Shares and Performance Units. A performance share award entitles a Participant to receive a payment equal to the fair market value of a specific number of shares of common stock, subject to applicable performance and vesting conditions. A performance unit award is similar to a performance share award except that a performance unit award is not necessarily tied to the value of common stock. The Administrator will prescribe the performance conditions that must be satisfied during the applicable performance period for an award of performance shares or performance units to be earned. The Administrator may also impose time-based vesting conditions on the payment of earned performance shares or performance units.

The minimum performance period or vesting period for performance shares and performance units is generally one year. The award agreement shall set forth the extent to which a Participant may retain performance units and performance shares following termination of employment. To the extent that performance units or performance shares are earned and vested, the obligation may be settled in cash, common stock or a combination of cash and common stock. If the award is settled in shares of common stock, the shares may be subject to additional restrictions deemed appropriate by the Administrator.

Cash-Based Awards and Other Stock- Based Awards. The 2021 Plan also allows the Administrator to make cash-based awards and other stock-based awards to Participants on such terms and conditions as the Administrator prescribes, including without limitation, time-based and performance-based vesting conditions. The minimum vesting period for other stock-based awards is generally one year. The award agreement shall set forth the extent to which a Participant may retain cash-based and other stock and equity-based awards following termination of employment. To the extent that any cash-based and other stock and equity-based awards are granted, they may, in the Administrator’s discretion, be settled in cash or common stock.

Dividend Equivalents. Participants may be granted dividend equivalents based on the dividends declared on shares that are subject to any award during the period between the grant date and the date the Award is exercised, vests or expires. The payment of dividends and dividend equivalents prior to an award becoming vested is prohibited, and the Administrator shall determine the extent to which dividends and dividend equivalents may accrue during the vesting period.

Minimum Vesting of Stock-Based Awards

Awards granted under the 2021 Plan are generally subject to a minimum vesting period of at least one year. Awards may be subject to cliff-vesting or graded-vesting conditions, with graded vesting starting no earlier than one year after the grant date. The Administrator may provide for shorter vesting periods in an award agreement for no more than five percent of the maximum number of shares authorized for issuance under the 2021 Plan.

Transferability

In general, awards available under the 2021 Plan will be nontransferable except by will or the laws of descent and distribution.

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Performance Objectives

The Compensation Committee shall have full discretionary authority to select performance measures and related performance goals upon which payment or vesting of an award depends. Performance measures may relate to financial metrics, non-financial metrics, GAAP and non-GAAP metrics, business and individual objectives or any other performance metrics that the Compensation Committee deems appropriate.

The Compensation Committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

The Compensation Committee shall retain the discretion to adjust performance-based awards upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

Change in Control

Unless otherwise provided in an award agreement or otherwise determined by the Compensation Committee, upon a Change in Control of the Company the following shall occur:

•	For awards other than performance awards, a Replacement Award (that is, an award with a value and terms that are at least as favorable as the outstanding award) may be issued;

•	For awards other than performance awards, if a Replacement Award is not issued and the Company’s common stock ceases to be publicly traded after the change in control, such awards shall be immediately vested and exercisable upon such change in control;

•	For unearned performance awards, the award shall be (i) earned on a pro-rata basis at the higher of actual or target performance and (ii) measured as of the end of the calendar quarter before the change in control date or, if the award is stock-price based, as of the effective date of the change in control;

•	For earned but unvested performance awards, the award shall be immediately vested and payable as of the change in control;

•	For awards other than performance awards, if the Company’s common stock continues to be publicly traded after change in control, such awards shall continue under their applicable terms, unless otherwise determined by the Compensation Committee.

Notwithstanding the forgoing, in the case of awards other than performance awards, the Compensation Committee may cancel such awards, and the award holders shall receive shares or cash equal to the difference between the amount stockholders receive for their shares and the purchase price per share, if any, under the award.

Except as may be provided in a severance compensation agreement between the Company and the Participant, if, in connection with a change in control, a Participant’s payment of any awards will cause the Participant to be liable for federal excise tax levied on certain “excess parachute payments,” then either (i) all payments otherwise due; or (ii) the reduced payment amount to avoid an excess parachute payment, whichever will provide the Participant with the greater after-tax economic benefit taking into account any applicable excise tax, shall be paid to the Participant. In no event will any Participant be entitled to receive any kind of gross-up payment or reimbursement for any excise taxes payable in connection with change in control payments.

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Share Authorization for the 2021 Plan

The maximum aggregate number of shares of common stock that may be issued under the 2021 Plan is 75,000 shares, all of which can be issued pursuant to the exercise of incentive stock options. The shares available for issuance under the 2021 Plan may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.

In connection with any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the 2021 Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the 2021 Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, and other value determinations applicable to outstanding awards. The Compensation Committee may also make appropriate adjustments in the terms of any awards under the 2021 Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods.

If an award entitles the holder to receive or purchase shares of common stock, the shares covered by such award or to which the award relates shall be counted against the aggregate number of shares available for awards under the 2021 Plan as follows:

•	With respect to any awards, the number of shares available for awards shall be reduced by one share for each share covered by such award or to which the award relates; and

•	Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash shall not be counted against the aggregate number of shares available for awards under the 2021 Plan.

In addition, any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without issuance of shares shall be available again for grant under the 2021 Plan.

In no event, however, will the following shares again become available for awards or increase the number of shares available for grant under the 2021 Plan: (i) shares tendered by the Participant in payment of the exercise price of an option; (ii) shares withheld from exercised awards for tax withholding purposes; (iii) shares subject to a SAR that are not issued in connection with the settlement of that SAR; and (iv) shares repurchased by the Company with proceeds received from the exercise of an option.

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Amendment and Termination

No award may be granted under the 2021 Plan after 10 years from the date the 2021 Plan was approved by stockholders. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2021 Plan and any award agreement in whole or in part; provided, however, that, (i) without the prior approval of the Company’s stockholders, options or SARs issued under the 2021 Plan will not be repriced, repurchased (including a cash buyout), replaced, or re-granted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR (except in connection with a permitted adjustment in authorized shares described above), (ii) any amendment of the 2021 Plan must comply with the rules of the NYSE, and (iii) no material amendment of the 2021 Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

The Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan.

Notwithstanding the foregoing, no termination, amendment, suspension, or modification of the 2021 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2021 Plan, without the written consent of the Participant holding such award.

Federal Income Tax Consequences

The Company has been advised by counsel regarding the federal income tax consequences of the 2021 Plan. No income is recognized by a Participant at the time an option or SAR is granted. If the option is an ISO, no income will be recognized upon the Participant’s exercise of the option (except that the alternative minimum tax may apply). Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option or SAR generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price. If a Participant disposes of shares acquired under an ISO before two years after the ISO was granted, or before one year after the ISO was exercised, this is a “disqualifying disposition” and any gain recognized by the Participant upon the disposition of such shares will be taxed as ordinary income to the extent such gain does not exceed the fair market value of such shares on the date the ISO was exercised over the option price.

Income is recognized on account of the award of restricted stock and performance shares when the shares first become transferable or are no longer subject to a substantial risk of forfeiture unless the Participant makes an election to recognize income on the grant date under Section 83(b) of the Code. At the applicable time, the Participant recognizes income equal to the fair market value of the common stock.

With respect to awards of performance units, restricted stock units, and cash-based awards, a Participant will recognize ordinary income equal to any cash that is paid and the fair market value of common stock that is received in settlement of an award.

Except in the case of a disqualifying distribution of shares acquired upon the exercise of an ISO, as described above, upon the sale or other disposition of shares acquired by a Participant under the 2021 Plan, the Participant will recognize short-term or long-term capital gain or loss, depending on whether such shares have been held for more than one year at such time. Such capital gain or loss will equal the difference between the amount realized on the sale of the shares and the Participant’s tax basis in such shares (generally, the amount previously included in income by the Participant in connection with the grant or vesting of the shares or the exercise of the related option).

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The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock and performance shares, the settlement of a performance unit or restricted stock unit, and the payment of a cash-based or other stock-based award (subject to tax limitations on the Company’s deductions in any year that certain remuneration paid to certain executives exceeds $1 million). The amount of the deduction is equal to the ordinary income recognized by the Participant. The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO unless the Participant has made a “disqualifying disposition” of the shares acquired on exercise of the ISO, in which case the Company will be entitled to a deduction at the same time and in the same amount as the Participant’s recognition of ordinary income. Except in the case of a disqualifying disposition of shares acquired on exercise of an ISO, a Participant’s sale or other disposition of shares acquired under the 2021 Plan should have no tax consequences for the Company.

Our common stock is listed for trading on The New York Stock Exchange (the “NYSE”) under the symbol “TPL”. The last reported closing price per share of our common stock as reported by the NYSE on September 22, 2021 was $1,267.29 per share.

The Company does not have any plans, proposals, or arrangements to make grants or issue any of the shares of common stock that would become available for issuance under the 2021 Plan, other than grants and issuances made in the ordinary course.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021

PLAN.

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PROPOSAL FIVE

APPROVAL OF 2021 NON-EMPLOYEE DIRECTOR

STOCK AND DEFERRED COMPENSATION PLAN

General Information

Our Board adopted the Company’s 2021 Non-Employee Director and Deferred Compensation Plan (the “2021 Directors Plan”), on August 11, 2021, subject to stockholder approval. The 2021 Directors Plan, if approved by stockholders, permits (1) the grant of shares of common stock to each of our non-employee directors and (2) the deferral by the directors of some or all of their directors’ fees and stock compensation. The 2021 Directors Plan will have a term of ten years from the date on which it is approved by stockholders.

To date, the Company (including during its tenure as the Trust) has not been able to offer equity compensation to its non-employee directors. After the corporate reorganization from a trust to a corporation, the Company is able to grant and issue common stock as a form of compensation, and we hope to be able to incorporate equity compensation into our director compensation program. We believe doing so will strengthen the link between the interests of our non-employee directors and our stockholders and provide a more competitive compensation program for attracting and retaining non-employee directors. We expect to use treasury shares that we acquire on the open market from our previously announced stock repurchase program and future stock repurchases as the source of common stock to be issued under the 2021 Directors Plan.

The following summary of the material features of the 2021 Directors Plan is qualified in its entirety by reference to the 2021 Directors Plan, a copy of which is attached as Appendix B.

This proposal requires approval by a majority of the Votes Cast on this Proposal Five at the Annual Meeting. If approved by stockholders, the 2021 Directors Plan would become effective immediately upon such approval.

Administration

The Company’s General Counsel (“Administrator”) will administer the 2021 Directors Plan. The Administrator will interpret all provisions of the 2021 Directors Plan, establish administrative regulations to further the purposes of the 2021 Directors Plan and take any other action necessary for the proper operation of the 2021 Directors Plan. All decisions and acts of the Administrator shall be final and binding upon all participants in the 2021 Directors Plan.

Eligibility

Each non-employee director of the Company is eligible to be a participant in the 2021 Directors Plan (a “Director”) until they no longer serve as a non-employee director. The Board currently includes eight non-employee directors.

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Share Authorization for the 2021 Directors Plan

The maximum aggregate number of shares of common stock that may be issued under the 2021 Directors Plan is 10,000 shares. The aggregate fair market value (determined as of the grant date) of shares that may be issued as stock compensation to a Director in any year shall not exceed $500,000. The shares available for issuance under the 2021 Directors Plan may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.

In connection with the occurrence of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Administrator, in its sole discretion, in order to prevent dilution or enlargement of the Directors’ rights under the 2021 Directors Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the 2021 Directors Plan, the number and kind of shares subject to outstanding grants, the annual grant limits, and other value determinations applicable to outstanding Grants. The Administrator may also make appropriate adjustments in the terms of any grants under the 2021 Directors Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding grants.

Grant of Shares

As of the first day of each compensation year (as defined in the 2021 Directors Plan), the Company will grant each Director a number of shares of the Company’s common stock for such year determined by (i) dividing the amount of each Director’s cash retainer for the compensation year by the fair market value of the shares on the first day of the compensation year, and (ii) rounding such number of shares up to the nearest whole share. The Company may revise the foregoing formula for any year without stockholder approval, subject to the Plan’s overall share limits.

Vesting of Shares

Shares granted under the 2021 Directors Plan will vest on the first anniversary of the grant date unless otherwise determined by the Administrator. Unvested shares will be forfeited when a Director’s service as a director terminates, except that (i) a Director’s unvested shares shall become fully vested upon the Director’s death or disability and (ii) a Director who elects not to stand for reelection as a Director for the following compensation year shall vest in a pro-rata portion of their outstanding grants at the annual meeting at which their service as a Director terminates.

Deferral Elections

Under the 2021 Directors Plan, non-employee directors may defer all or part of their cash compensation (in 10% increments) into a deferred cash account, and they may defer all or part of their stock compensation (in 10% increments) into a deferred stock account. Deferred cash and stock accounts are unfunded and maintained for record keeping purposes only. Directors wishing to defer amounts under the 2021 Directors’ Plan must make their deferral elections by December 31st (or such earlier date as the Administrator may designate) of the calendar year preceding the calendar year in which such compensation is earned or granted or, if later, within 30 days after first becoming eligible to make deferrals under the 2021 Directors Plan.

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Distributions of Deferrals

Distributions of deferrals under the 2021 Directors Plan will generally be paid in a lump sum unless the Director specifies installment payments over a period up to 10 years. Deferred cash account amounts are paid in cash, and deferred stock is paid in whole shares of common stock. Unless otherwise elected by the Director, distributions will begin on February 15 of the year following the year in which the Director ceases to be a non-employee director. Director can also elect to have their distributions commence on (a) the February 15th of the year following the later of the year in which they cease to be a non-employee director and the year in which they attain a specified age, or (b) the February 15th of the year following the year in which they attain a specified age, without regard to whether they are still a non-employee director.

Cash deferral accounts will be credited with earnings and losses on such basis as shall be determined by the Board or its designee, and stock deferral accounts will be credited with additional shares equal to the value of any dividends paid during the deferral period on deferred stock. Under limited hardship circumstances, Directors can withdraw some or all of the amounts of deferred cash and stock in their deferral accounts.

Change in Control

Unless otherwise determined by the Administrator in connection with a grant, a change in control shall have the following effects on outstanding awards:

•	On a change in control in which a Director receives a replacement award with a value and terms that are at least as favorable as the Director’s outstanding awards (a “Replacement Award”), the Director’s outstanding awards shall remain outstanding subject to the terms of the Replacement Award.

•	On a change in control in which the Company’s shares cease to be publicly traded, the Director’s outstanding awards shall become immediately vested unless the Director receives Replacement Awards.

•	On a change in control in which the Company’s shares continue to be public traded, a Director’s outstanding awards shall remain outstanding and be treated as Replacement Awards.

Notwithstanding the forgoing, the Administrator may determine that any or all outstanding awards granted under the 2021 Directors Plan will be canceled and terminated upon a change in control, and that in connection with such cancellation and termination, the Director shall receive for each share of common stock subject to such award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the consideration received by stockholders of the Company for a share of common stock in such change in control.

Amendment and Termination

The Administrator may, at any time, alter, amend, modify, suspend, or terminate the 2021 Directors Plan in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, no such amendment shall increase the number of shares that may be granted to any Director, except as otherwise provided in the 2021 Directors Plan, or increase the total number of shares that may be granted under the 2021 Directors Plan. In addition, any amendment of the 2021 Directors Plan must comply with the rules of the NYSE, and no material amendment of the 2021 Directors Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

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Federal Income Tax Consequences

With respect to shares granted under the 2021 Directors Plan that were not deferred by the Director, the Director will be taxed on the fair market value of such shares at ordinary income rates at the time such shares vest or, if the Director made an election under Section 83(b), on the grant date. The Company will receive a corresponding deduction for the same amount at the same time.

With respect to cash or shares deferred under the 2021 Directors Plan, Directors will be taxed on amounts distributed to them from their deferred cash and deferred stock accounts at ordinary income rates at the time of such distributions. The Company will receive a deduction for the same amounts at the same time.

Upon the sale or other disposition of shares acquired by a Director under the 2021 Directors Plan, the Director will recognize short -term or long-term capital gain or loss, depending on whether such shares have been held for more than one year at such time. Such capital gain or loss will equal the difference between the amount realized on the sale of such shares and the Director’s tax basis in such shares (generally, the amount previously included in income by the Director in connection with the grant or vesting of such shares). Such sale or other disposition by a Director should have no tax consequences for the Company.

Other Information

Our common stock is listed for trading on the NYSE under the symbol “TPL”. The last reported closing price per share of our common stock as reported by the NYSE on September 22, 2021 was $1,267.29 per share.

The number of shares to be issued in each year is not determinable, as it varies based on the amount of stock awards determined to be paid to Directors as part of their retainer fees, which has not yet been determined for years beginning in 2022. However, for illustrative purposes only, the following table sets forth the share grants that would have been made to non-employee directors on January 1, 2021 if the Company and the Board had already been in existence and the 2021 Directors Plan had then been in effect:

New Plan Benefits

Texas Pacific Land Corporation 2021 Non-Employee Director Stock and Deferred Plan

(As of January 1, 2021)

Name	Dollar Value(1)	Number of Shares(2)

Non-Executive Director Group	$840,000	1,160

(8 persons)

(1)	Includes base amount of cash retainer; excludes incremental amounts for committee and chair service.
(2)	Based on the closing share price per share on the NYSE for the common stock on December 31, 2021 of $727.00.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL

OF THE 2021 DIRECTORS PLAN.

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PROPOSAL SIX

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board has selected the firm of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to ratification by our stockholders at the Annual Meeting. Deloitte & Touche LLP has been our independent registered public accounting firm since April 2021. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions.

Change in Auditor

On April 1, 2021, Lane Gorman Trubitt, LLC, who had been engaged as the Company’s independent registered public accounting firm since 2005, notified the Company that it declined to stand for re-election as the Company’s independent auditors.

Lane Gorman Trubitt, LLC’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2019 and 2020 and the subsequent interim period preceding the date of Auditors’ declining to stand for re-election, there were no disagreements, as that term is defined in Item 304(a) of Regulation S-K and the instructions related thereto, with Lane Gorman Trubitt, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Lane Gorman Trubitt, LLC, would have caused Lane Gorman Trubitt, LLC to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s fiscal years ended December 31, 2019 and 2020 and the subsequent interim period preceding the date of Lane Gorman Trubitt, LLC’s resignation, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company provided Lane Gorman Trubitt LLC with a copy of the disclosures set forth above and requested that Lane Gorman Trubitt, LLC furnish the Company with a letter addressed to the SEC stating whether it agreed with such statements and, if not, stating the respects in which it did not agree. A copy of the letter from Lane Gorman Trubitt LLC to the SEC was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on April 7, 2021.

On April 7, 2021, upon the recommendation of the Audit Committee after a competitive bid process pursuant to which several audit firms were considered, the Company engaged Deloitte & Touche LLP as its new independent registered public accounting firm. Deloitte & Touche LLP will audit the Company’s financial statements for the fiscal year ending December 31, 2021 and will conduct reviews of the Company’s unaudited quarterly financial statements required prior to the audit and report.

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Neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

This proposal requires approval by a majority of the Votes Cast on this Proposal Eight at the Annual Meeting. More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 54 below.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Board of Directors

The Board currently consists of nine (9) directors, eight (8) of whom qualify as independent under the rules of the NYSE. Mr. Barry, Gen. Cook, Ms. Duganier, Ms. Epps, Mr. McGinnis, Mr. Norris, Mr. Oliver and Mr. Stahl are considered “independent” under the rules of the SEC and the NYSE.

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) immediately following regularly scheduled Board meetings. During the fiscal year ended December 31, 2020 (the “Last Fiscal Year”), the Trustees met seven (7) times and acted two (2) times by unanimous written consent in lieu of holding a meeting. Mr. Barry and Mr. Norris, each of whom was a Trustee during the Last Fiscal Year, attended at least 75% of the total number of meetings held by the Trustees and of the committees on which they served during the Last Fiscal Year. Each director is also expected to attend the Company’s annual meetings of stockholders.

Mr. Norris and Mr. Barry jointly serve as chairs of the Board (together, the “Co-Chairs”). Given their extensive experience as Trustees of the Trust, Mr. Norris and Mr. Barry are uniquely suited to lead the Board with their deep understanding of the Company’s business and well-developed relationship with management. Neither Mr. Norris nor Mr. Barry serves on any committee of the Board; instead, they devote their time and efforts to establishing the Board’s agendas and materials, working with management, coordinating activities with the committees of the Board, and transferring their knowledge of the Company’s business to the other members of the Board.

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Prior to the Corporate Reorganization, the Trust had two standing committees, consisting of an Audit Committee and a Nominating, Compensation and Governance Committee, and each of Mr. Barry and Mr. Norris served on both committees. Membership in each committee is shown in the following table.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David E. Barry
John R. Norris III
Donald G. Cook		•	▲
Barbara J. Duganier	•	▲
Donna E. Epps	▲		•
Tyler Glover
Dana F. McGinnis		•
Eric L. Oliver	•
Murray Stahl			•

▲ Chair	• Member

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Donald G. Cook, the chair, Donna E. Epps and Murray Stahl. The committee members have met the independence requirements for service on the Nominating and Corporate Governance Committee in accordance with rules of the NYSE. The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending individuals qualified to become members of the Board. Prior to the Corporate Reorganization, the Nominating, Compensation and Governance Committee of the Trust was responsible for identifying and evaluating potential trustees in the event that a vacancy arose, determining compensation of the Trustees and the executive officers, and overseeing corporate governance matters. During the Last Fiscal Year, the Nominating, Compensation and Governance Committee of the Trust held one (1) meeting and acted one (1) time by unanimous written consent in lieu of holding a meeting.

The Board has adopted the Nominating and Corporate Governance Committee Charter which is provided on the Company’s corporate website at www.TexasPacific.com.

Audit Committee and Audit Committee Financial Expert

The Audit Committee consists of Donna E. Epps, the chair, Barbara J. Duganier and Eric L. Oliver. The Board has determined that both Ms. Epps and Ms. Duganier are “audit committee financial experts,” as defined by the rules of the SEC. The biographies of Ms. Epps and Ms. Duganier have been provided above. Additionally, the members of the Audit Committee meet the independence requirements for service on the Audit Committee in accordance with the rules of the NYSE and Section 10A(m)(3) of the Exchange Act.

The Audit Committee is responsible for, among other things, ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, pre-approval of work, compensation, and oversight of the auditors. During the Last Fiscal Year, the Audit Committee of the Trust held four (4) meetings.

The Board has adopted an Audit Committee Charter which is provided on the Company’s corporate website at www. TexasPacific.com.

Compensation Committee

The Compensation Committee consists of Barbara J. Duganier, the chair, Donald G. Cook, and Dana F. McGinnis. The Board has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE and that they qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The primary function of the Compensation Committee is to review and approve corporate goals and objectives relevant to compensation of the Company’s Named Executive Officers (as defined below), reviewing and approving the Company’s compensation plans and reviewing and making recommendations regarding compensation for non-employee directors. Prior to the Corporate Reorganization, the Nominating, Compensation and Governance Committee of the Trust was responsible for overseeing compensation matters relating to the Trust’s named executive officers and the Trustees. During the Last Fiscal Year, the Nominating, Compensation and Governance Committee of the Trust held one (1) meeting and acted one (1) time by unanimous written consent in lieu of holding a meeting.

The Board has adopted a Compensation Committee Charter which is provided on the Company’s corporate website at www. TexasPacific.com.

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Compensation Committee Interlocks and Insider Participation

Prior to our Corporate Reorganization effective January 11, 2021, each of the Trustees was a member of the Nominating, Compensation and Governance Committee of the Trustees. None of the Trustees was an officer or employee of the Company. None of the Trustees had any relationship requiring disclosure by the Trust pursuant to Item 404 of Regulation S-K. There are no interlocking relationships requiring disclosure by the Trust pursuant to Item 407(e)(4)(iii) of Regulation S-K.

None of Gen. Cook, Ms. Duganier and Mr. McGinnis is, or has been in the past, an officer or employee of the Company, and none of them has any relationship requiring disclosure by the Company pursuant to Item 404 of Regulation S-K. There are no interlocking relationships requiring disclosure by the Company pursuant to Item 407(e)(4)(iii) of Regulation S-K.

Corporate Governance

The Company is committed to conducting its business in accordance with the highest level of ethical and corporate governance standards. The Board expects to periodically review its corporate governance practices and take other actions to address changes in regulatory requirements, developments in governance best practices and matters raised by stockholders. The following describes some of the actions the Company has taken to help ensure that our conduct earns the respect and trust of stockholders, customers, business partners, employees, and the communities in which we live and work.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics applicable to all members of the Board, executive officers, and employees. A copy of the Code of Business Conduct and Ethics is available on the Company’s corporate website. We maintain our website at www.TexasPacific.com. The information contained on our website is not part of this Report. We intend to disclose any amendment to, or waiver of, a provision of our Code of Business Conduct and Ethics by filing a Current Report on Form 8-K with the SEC.

Communication with Directors

The Board is committed to meaningful engagement with stockholders and welcomes input and suggestions. Information regarding how stockholders can contact the Co-Chairs or non-management members of the Board is set forth in our Corporate Governance Guidelines that are posted on our website. Stockholders who wish to contact the Board may do so by submitting any communications to the Company by mail at 1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201, Attention: Investor Relations.

Board Leadership Structure and Risk Oversight

The Co-Chairs of the Board are independent directors. The Company believes that having an independent chair or independent co-chairs of the Board will provide strong leadership for the Board and help ensure critical and independent thinking with respect to the Company’s strategy and performance. Our Chief Executive Officer is also expected to serve as a member of the Board as the management representative. The Company believes this is important to make information and insight directly available to the directors in their deliberations. This structure gives the Company an appropriate, well-functioning balance between non-management and management directors that combines experience, accountability, and effective risk oversight.

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The Company believes that risk oversight is the responsibility of the Board as a whole and not solely of any one of its committees. The Board periodically reviews the processes established by management to identify and manage risks and communicates with management about these processes. In addition to these measures, the Audit Committee discusses policies with respect to risk assessment and risk management, the Company’s major litigation and financial risk exposures and the steps management has taken to monitor and control such exposures, and the Compensation Committee oversees risks arising from the Company’s compensation plans, policies and programs for its employees.

Audit Committee Procedures; Procedures for Approval of Related Person Transactions

The Audit Committee meets separately and periodically with the Company’s independent auditor, the Company’s chief financial officer and a representative of the internal audit function to assess certain matters, including the status of the independent audit process, management and the independent auditor’s assessments of the Company’s financial reporting and internal controls and compliance with legal and regulatory requirements, and management’s views as to the competence, performance and independence of the independent auditor. In addition, the Audit Committee, as a whole, reviews and meets to discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor. The Audit Committee makes a recommendation to the Board each year as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

Information about the procedures for approval of related person transactions is available under the heading “Transactions with Related Persons” on page 40 below.

Qualification and Nominations of Directors

The Nominating and Corporate Governance Committee charter provides that the Nominating and Corporate Governance Committee screen, recruit and interview individuals that the Nominating and Corporate Governance Committee believes are qualified to become members of the Board, consistent with criteria approved by the Board from time to time, and to recommend to the Board the (a) director nominees to be selected by the Board to stand for election or re-election at the annual meeting of stockholders and (b) director candidates to be appointed by the Board to fill vacancies and newly created directorships. The Nominating and Corporate Governance Committee reviews periodically the size of the Board and oversees an annual self-evaluation of the Board and its committees. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Company believes it appropriate and important that at least one key member of management participate as a member of the Board. In appropriate circumstances, this number may be increased to two.

Whenever the Nominating and Corporate Governance Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to the Board is required or advisable, it will consider recommendations from directors, management, stockholders and, if it deems appropriate, consultants retained for that purpose. In such circumstances, it will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to recommend an individual for nomination should send that person’s name and supporting information to the committee, care of the board of directors. Stockholders who wish to nominate an individual for election as a director directly, without going through the Nominating and Corporate Governance Committee, must comply with the procedures in the Company’s amended and restated bylaws.

Our Board has adopted a “majority vote policy.” Under this policy, any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and make a recommendation to the Board whether to accept or reject the resignation.

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Environmental, Social and Governance (ESG)

In August 2021, the Company published its inaugural Environmental, Social, Governance (ESG) disclosure through its website, highlighting data and processes that began in 2020. The ESG disclosure is prepared in accordance with the Sustainable Accounting Standards Board (SASB) framework and in alignment to aspects of the Global Reporting Initiative (GRI). The Task Force on Climate Related Financial Disclosures (TCFD) was an informative factor in the 2020 disclosure, illuminating business opportunities and risks relevant to TPL’s water operations.

As the Company does not produce oil or gas from the land from which its royalties revenue stream is derived, it developed its sustainability goals and partnership opportunities in consultation with the entities operating on its land. On the water solutions side of its business, the Company developed a tailored ESG program that addresses the ethical and responsible buildout of water assets and management of water as a natural resource. The Company’s continued goal is an integrated and iterative approach to sustainable and responsible resource management.

TPL’s ESG accomplishments and goals include but are not limited to:

•	Converted from a business trust to a Delaware corporation providing enhanced governance to the Company’s stockholders.

•	Solidified the Company’s dedication to electrifying its water assets in an effort to mitigate its overall emission profile by reducing reliance on diesel generators. 62% of total allocated capital for 2021 is committed to electric infrastructure.

•	Initiated energy tracking in 2020 to monitor and identify trends in energy consumption and sourcing.

•	Prioritized the health and welfare of both essential and non-essential workers during COVID-19.

•	Employed practices for the tracking and monitoring of all spills, regardless if they are within or outside of regulatory reporting requirements.

•	Partnered with the Company’s oil & gas lessees to collectively discuss and manage ESG risks. Partnership opportunities included: developing renewable energy infrastructure across the Company’s land, developing water infrastructure to support the reuse and recycling of produced water—a critical response to climate change, partnering to develop innovative technologies that support emissions management, and more.

•	Instituted a governance framework that includes oversight and stewardship of the Company’s ESG strategies. The Nominating and Corporate Governance Committee reviews the Company’s policies and programs concerning corporate social responsibility, including ESG matters, with the support of the Audit Committee and the Compensation Committee where appropriate. The committees provide guidance to the Board and management with respect to trends and developments regarding environmental, social, governance, and political matters that could significantly impact the Company.

The disclosure denotes that the Company’s ESG strategy, including metrics and targets, will be continuously reviewed, and assessed annually to determine if updates or process improvements are needed.

The ESG information is available at https://www.texaspacific.com/esg.

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Human Capital Resources

Our business strategy and ability to serve customers relies on employing talented professionals and attracting, training, developing, and retaining a knowledgeable skilled workforce. We maintain a good working relationship with our employees. We value our employees and their experience in providing value through land, mineral and water resource management, and water solutions. Maintaining a robust pipeline of talent is crucial to our ongoing success and is a key aspect of succession planning efforts across the organization. Our leadership and human resources teams are responsible for attracting and retaining top talent by facilitating an environment where employees feel supported and encouraged in their professional and personal development. Accordingly, we offer industry competitive wages and benefits and are committed to maintaining a workplace environment that promotes employee productivity and satisfaction.

Employee safety is also among our top priorities. Accordingly, we have developed and administer company-wide policies to ensure a safe and fair workplace free of discrimination or harassment for each team member and compliance with Occupational Safety and Health Administration (“OSHA”) standards, as further discussed in our Code of Business Conduct and Ethics. This commitment applies to recruiting, hiring, compensation, benefits, training, termination, promotions or any other terms and conditions of employment. Throughout the COVID-19 pandemic, we have maintained our strong focus on safety and have taken measures to protect our employees and maintain safe, reliable operations, without implementing furloughs or employee workforce reductions.

Our existing information technology infrastructure gave us the ability to respond rapidly to the recommended measures of temporarily closing our corporate office and allowing our corporate employees to work remotely. We employed additional safety measures and personal protective equipment for our field employees, including quarantine facilities, if needed, and implementation of a medical hotline for access by all employees should they experience symptoms or seek additional medical information. We strive for a goal of zero occupational injuries, illnesses, and incidents in our workplace. To ensure that we protect our safety culture, we have in place a dedicated HS&E team with substantial combined years of experience and have in-house authorized trainers for OSHA-required certified training, powered equipment training and PCE-safe land certificated training.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table shows all holders known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of September 22, 2021:

Name and Address	Number of Securities Beneficially Owned	Percent of Class
Horizon Kinetics LLC(1)

470 Park Avenue South, 4th Floor South, New York, New York 10016	1,594,617	20.6%

(1)	The information set forth is based on the Schedule 13D (the “Schedule 13D”) filed on January 12, 2021 by Horizon Kinetics Asset Management LLC (“Horizon”), a wholly owned subsidiary of Horizon Kinetics LLC ( collectively, “Horizon Kinetics”) as updated based on a Form 4 filed by Horizon and Murray Stahl on September 23, 2021 (the “Form 4”). Horizon Kinetics, through its registered investment adviser, Horizon, acts as a discretionary investment manager on behalf of its clients, who maintain beneficial interest in the Company. Murray Stahl, CEO and CIO of Horizon Kinetics, is a director of the Company. The number of shares beneficially owned excludes shares held by other portfolio managers and other employees of Horizon personally.

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Stock Ownership Information for Directors and Officers

The following table shows the number of shares of Common Stock beneficially owned directly or indirectly as of September 22, 2021 by our current directors, Named Executive Officers, and our directors and current executive officers as a group:

	Amount and Nature
	of Ownership
	as of		Percent
Name of Beneficial Owner	September 22, 2021		of Class
Directors and Named Executive Officers:
David E. Barry	303		*
Donald G. Cook	—		*
Barbara J. Duganier	—		*
Donna E. Epps	—		*
Dana F. McGinnis	2,000		*
John R. Norris III	1,000		*
Eric L. Oliver	133 ,200	(1)	1.7%
Murray Stahl	158,866	(2)	2.1%
Tyler Glover	285		*
Chris Steddum	—		*
Micheal W. Dobbs	—		*
Robert J. Packer	200	(3)	*
Sameer Parasnis	—	(4)	*
All Directors and Executive Officers as a Group ( 11 persons)	295,654		3.8%

*Indicates ownership of less than 1% of the class.

(1)	Includes (i) 100 shares held by Eric L. Oliver, (ii) 130,500 shares held by SoftVest, L.P., a Delaware limited partnership (“SoftVest LP”), (iii) 350 shares held by trusts administered for the benefit of Mr. Oliver’s grandchildren (the “Trust Shares”), and (iv) 2,250 shares owned by Debeck LLC and Debeck Properties LP (together, “Debeck”). The general partner of SoftVest LP is SoftVest GP I, LLC, a Delaware limited liability company (“SV GP”). SoftVest Advisors, LLC, a Delaware limited liability company (“SoftVest Advisors”) is investment manager of SoftVest LP. Mr. Oliver is the managing member of SV GP. SoftVest LP, SoftVest Advisors and Mr. Oliver may be deemed to share voting and dispositive power with respect to shares beneficially owned by them. Mr. Oliver disclaims beneficial ownership of the 130,500 shares of Common Stock held by SoftVest LP for purposes of Section 16 of the Exchange Act, except for his pecuniary interest therein. Mr. Oliver has sole voting and dispositive power with respect to the Trust Shares and disclaims any pecuniary interest in such shares. Mr. Oliver controls Debeck and has sole voting and dispositive power with respect to the shares beneficially owned by Debeck, but Mr. Oliver disclaims any pecuniary interest therein.

(2)	Includes (i) 1,331 shares held by Murray Stahl, (ii) 60 shares held by Mr. Stahl’s spouse, (iii) 1,143 shares held by Horizon Common Inc., (iv) 1,442 shares held by Bermuda Liquidators II LLC, (v) 42,932 shares held by Polestar Oﬀshore Fund Ltd., (vi) 5,403 shares held by CDK Fund Ltd., (vii) 2,461 shares held by CDK Partners LP, (viii) 102,684 shares held by HK Hard Assets LLC, and (ix) 1,410 shares held by Horizon Credit Opportunities Fund LP. The amount of common shares of the Company reported herein excludes shares held by partnerships and other accounts in which Mr. Stahl has a non-controlling interest and does not exercise investment discretion. The shares referenced in (iii)-(ix) above are managed by Horizon, in which Mr. Stahl serves as Chairman, Chief Executive Oﬃcer and Chief Investment Oﬃcer but does not participate in investment decisions with respect to the securities of the Company. Horizon separately reports its position and transactions in the securities of the Company on Forms 4 and Schedule 13D. Mr. Stahl disclaims beneficial ownership in any of the accounts managed by Horizon except to the extent of his pecuniary interest therein.

(3)	Based on the Form 4 filed by Mr. Packer on January 11, 2021. Mr. Packer retired from the Company eﬀective May 31, 2021.

(4)	Based on the Form 3 filed by Mr. Parasnis on August 9, 2019 with respect to Sub-shares of the Trust. As of January 11, 2021, the Sub-shares of the Trust ceased to be outstanding, and the shares of Common Stock were issued on a one-for-one basis to holders of the Sub-shares. Eﬀective June 24, 2020, Mr. Parasnis’s employment with the Company ceased.

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Transactions with Related Persons

The Company generally does not engage in transactions in which its executive officers or directors (or any of their immediate family members) or any of its stockholders owning 5% or more of the outstanding shares of Common Stock have a material interest. Should a proposed transaction or series of similar transactions involve any such persons in an amount that exceeds $120,000 in any fiscal year, it will be subject to review and approval by the Audit Committee in accordance with its written policy and procedures adopted by the Board. Transactions entered into that were not related person transactions at the time that they were consummated, but that later become related person transactions during the course of the transaction will also be subject to review by the Audit Committee in accordance with a written policy adopted by the Board. There are no significant reportable transactions or currently proposed transactions between the Company and any director, Trustee (prior to the Corporate Reorganization) or executive officer, or any 5% security holder, of the Company, or any member of the immediate family of any of the foregoing persons, except as set forth below.

Messrs. Stahl and Oliver, two members of the Board, and Horizon Kinetics, of which Mr. Stahl is the Chief Executive Officer and Chief Investment Officer, are parties to the Settlement Agreement. Pursuant to the Settlement Agreement, payments to reimburse certain expenses were made by the Company in January 2021 on behalf of Messrs. Stahl and Oliver and Horizon Kinetics (and other parties to the Settlement Agreement) in the aggregate amount of $1,350,000.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

Tyler Glover, 37, serves as the Company’s President and Chief Executive Officer. Biographical information for Mr. Glover is included above.

Chris Steddum, 41, serves as the Company’s Chief Financial Officer since June 1, 2021. Prior to that, Mr. Steddum served as Vice President, Finance and Investor Relations of the Company and also served as Vice President, Finance and Investor Relations of the Trust. Prior to joining the Trust in 2019, Mr. Steddum spent 10 years working in oil and gas investment banking, most recently as a Director at Stifel Financial Corporation from 2016 to 2019, and prior to that served as a Director at GMP Securities from 2014 to 2016.

Micheal W. Dobbs, 48, serves as the Company’s Senior Vice President, Secretary and General Counsel. Mr. Dobbs also served as Senior Vice President and General Counsel of the Trust from August 2020 until January 11, 2021. Prior to joining the Trust, Mr. Dobbs had been a partner at Kelley Drye & Warren LLP since 2016. From 2008 to 2016, Mr. Dobbs was a shareholder of Jackson Gilmour & Dobbs, PC, an environmental and litigation law firm in Houston, Texas that merged with Kelley Drye & Warren LLP in 2016.

Significant Employees

Robert A. Crain, 42, serves as Executive Vice President of TPWR, in which capacity he has served since its formation in June 2017. From 2015 to 2017, Mr. Crain was Water Resources Manager with EOG Resources where he led the development of EOG’s water resource development efforts across multiple basins including the Permian and Eagle Ford. During his career, he has successfully developed multiple large-scale water sourcing, distribution and treatment systems across multiple platforms and industries.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information on the compensation arrangements for each of TPL’s Chief Executive Officer, Chief Financial Officer and up to three other most highly compensated individuals who were serving as an executive officer at the end of the Last Fiscal Year, and up to two other individuals who would have been included as other most highly compensated individuals but were not serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year (the “Named Executive Officers”). The compensation disclosures below reflect Fiscal Year 2020, which was prior to the company’s conversion from a trust to a corporation.

For Fiscal Year 2020, the following officers represented our Named Executive Officers:

•	Tyler Glover, our President and Chief Executive Officer

•	Robert J. Packer, our former Chief Financial Officer

•	Michael W. Dobbs, our Senior Vice President, Secretary, and General Counsel, and

•	Sameer Parasnis, our former Chief Commercial Officer and Executive Vice President

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Elements of Compensation

TPL’s executive compensation program was designed to reward performance in achieving TPL’s primary goals of protecting and maintaining the assets of TPL. The executive compensation program consisted principally of a salary and an annual cash bonus.

Base salaries provide our Named Executive Officers with a steady income stream that is not contingent on TPL’s performance. Differences in salary for the Named Executive Officers may reflect the differing responsibilities of their re-spective positions, the differing levels of experience of the individuals and internal pay equity considerations. Salaries are reviewed annually.

The cash bonus allows the Compensation Committee flexibility to recognize and reward the Named Executive Officers’ contributions to TPL’s performance in a given year. Salaries are reviewed annually, and salary increases and the amounts of cash bonuses are determined by the Compensation Committee based upon an evaluation of the Named Executive Officer’s performance and contributions, as well as overall performance of the Company, against the goals and objectives of TPL in accordance with the relevant employment agreements in effect, as applicable. See “Employment Agreements” be-low. In accordance with the employment agreements, final bonus amounts for a completed year are expected to be finalized during the first quarter of the following year.

TPL has not incorporated equity-related or other long-term compensation elements in its compensation programs in light of our historical corporate structure as a business trust. As part of its compensation program, TPL maintains both a qualified defined benefit pension plan and a qualified defined contribution plan which are both available to employees generally, as well as to the Named Executive Officers. These plans are designed to assist employees in planning for their retirement.

Decision-Making Process and Authority

Prior to the Corporate Reorganization, executive compensation was determined by the Nominating, Compensation and Governance Committee of the Trust, although bonuses for fiscal year 2020 for Messrs. Glover and Packer were deter-mined by the Compensation Committee of the Company.

The Compensation Committee has the sole authority to determine the compensation of the Chief Executive Officer, and to make recommendations to the Board, which has authority to make final decisions, with respect to the compensation of the Named Executive Officers other than the Chief Executive Officer. Prior to the Corporate Reorganization, the Nom-inating, Compensation and Governance Committee had the sole authority to determine the compensation of the Named Executive Officers.

Role of Compensation Consultant

In 2020, TPL engaged Alvarez & Marsal (“A&M”) as an independent compensation consultant to the Nominating, Compensation and Governance Committee of the Trust. A&M reported to and worked at the direction of the Trust’s Nomi-nating, Compensation and Governance Committee. A&M provided no services to and earned no fees from the Trust outside of its engagement with the Nominating, Compensation and Corporate Governance Committee of the Trust. The Trust’s Nominating, Compensation and Governance Committee determined that A&M was independent from management based upon the consideration of various relevant factors, including that A&M did not provide any services to the Trust except ad-visory services to the Nominating, Compensation and Governance Committee, and that A&M had and adhered to policies and procedures that were designed to prevent conflicts of interest.

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Effective January 11, 2021, as part of the Corporate Reorganization, the Board formed the current Compensation Committee. The Compensation Committee engaged A&M to assist with determination of bonuses for certain executive officers, as discussed above. A&M conducted a market analysis of pay levels using industry data and at companies that had attributes similar to one or more of TPL’s business lines. Those included industrial and E&P sector data and companies with a similar market capitalization to TPL (listed below).

•	Apache Corporation	•	Graco Inc.
•	Baker Hughes Company	•	Helmerich & Payne, Inc.
•	Black Stone Minerals, L.P.	•	ITT Inc.
•	Cabot Oil & Gas Corporation	•	Marathon Oil Corporation
•	Cimarex Energy Co.	•	Murphy Oil Corporation
•	ChampionX Corporation	•	National Oilwell Varco, Inc.
•	CNX Resources Corporation	•	Parsley Energy, Inc.
•	Continental Resources, Inc.	•	PDC Energy, Inc.
•	Devon Energy Corporation	•	Pentair plc
•	Diamondback Energy, Inc.	•	Range Resources Corporation
•	Flowserve Corporation	•	WPX Energy, Inc.

The Compensation Committee used this information as reference information in determining bonuses for 2020 performance, but also considered the performance of the management team during 2020, prior compensation levels, and the impact of the pandemic on compensation levels, among other factors.

In May 2021, after a competitive bid process pursuant to which several consultants were considered, the Compensation Committee selected Meridian Compensation Partners, LLC as its new independent compensation consultant to assist the Compensation Committee in fulfilling its responsibilities related to the oversight of TPL Corporation’s executive officer and non-employee director compensation.

In general, we expect the independent compensation consultant to help the Compensation Committee develop pay strategies regarding our executive officers, including our CEO, and non-employee directors. The Compensation Committee and the consultant will then review and discuss matters involving executive officer and non-employee director compensation. After this review, we expect that the Compensation Committee will make its own determinations and/or recommendations to the Board regarding, among other things (a) the compensation of the CEO and other executive officers including salary, bonus, benefits, incentive awards and perquisites and (b) compensation for TPL’s non-employee directors. The Compensation Committee is also responsible for developing and overseeing an equity compensation program for the Company generally, including for employees and non-employee directors, with assistance from the compensation consultant.

Role of Management

Our CEO, Mr. Glover, provided recommendations for salary and bonus compensation for his direct reports. Additionally, the management team provided the Compensation Committee with financial performance information to assist with the assessment of company and individual performance in determining the bonus for 2020. No member of management participated in discussions relating to his or her compensation.

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2020 Compensation Program

Compensation, consisting of salary and bonus, for our NEOs for Fiscal Year 2020 was determined by the Trust’s Nominating, Compensation and Governance Committee, taking into consideration previously negotiated employment agreements (if applicable), Trust and individual performance, the Trust’s historically modest compensation arrangements, and the intention to bring and maintain our NEOs’ compensation more in line with the levels of similarly situated companies. The Trust’s Nominating, Compensation and Governance Committee had full discretion for such determinations.

Compensation Program Redesign

During 2021, the Compensation Committee is reviewing the executive compensation program to incorporate features typical for a publicly traded corporation, including:

•	A more structured annual incentive program including specific metrics and goals;

•	Equity compensation, with both performance-based and time-based vesting elements; and

•	Common corporate governance features such as stock ownership guidelines.

Additional information will be shared regarding the redesigned compensation program in future filings.

Compensation Committee Report

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and based on such review and discussion, recommended that it be included in this Report.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Barbara J. Duganier, Chair
Donald G. Cook
Dana F. McGinnis

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Summary Compensation Table

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Named Executive Officers:

				Change in
				Actuarial
				Present
				Value of	All Other
				Accumulated	Compensation
Name and Position	Year	Salary	Bonus (1)	Benefits (2)	(3)(4)	Total
Tyler Glover	2020	$850,000	$2,040,000	$85,166	$31,500	$3,006,666
President and Chief Executive Officer	2019	$800,000	$2,900,000	$70,515	$19,000	$3,7 89,515
	2018	$480,167	$1,800,000	$13,358	$18,500	$2,312,025

Chris Steddum	2020	$450,000	$573,750	$—	$10,318	$1,023,750
Chief Financial Officer (5)	2019	$225,000	$412,500	$—	$—	$63 7,500

Micheal W. Dobbs	2020	$166,667	$266,666	$—	$—	$433,333
Senior Vice President, Secretary and General Counsel (6)

Robert J. Packer	2020	$850,000	$2,040,000	$112,541	$31,500	$3,034,041
Former Chief Financial Officer (7)	2019	$800,000	$2,900,000	$101,139	$32,866	$3,834,005
	2018	$480,167	$1,800,000	$30,611	$18,500	$2,329,278

Sameer Parasnis (8)	2020	$378,767	$291,667	$—	$—	$670,434
Former Chief Commercial Officer and Executive Vice

(1)	Represents the bonus amount approved by the Compensation Committee, with respect to Mr. Glover and Mr. Packer for 2020, and the Nominating, Compensation and Governance Committee with respect to Mr. Dobbs for 2020 and all Named Executive Oﬃcers for 2019. Bonuses for 2020 and 2019 were accrued as of the respective year end and were paid before March 15 of the applicable year. Mr. Steddum’s 2019 bonus amount includes a $75,000 relocation bonus that was paid during 2019. Mr. Dobbs’ 2020 bonus amount includes a $100,000 sign-on bonus that was paid during 2020. Mr. Parasnis’s 2019 bonus amount includes a $50,000 bonus that was paid during 2019.

(2)	Represents the aggregate change in the actuarial present value of the Named Executive Oﬃcer’s accumulated benefit under the Company’s pension plan over the prior year. For further information regarding the Company’s pension plan, see Note 6, “Employee Benefit Plans” in our consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) in Item 8. “Financial Statements and Supplementary Data.”

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(3)	Represents contributions by the Company to the account of the Named Executive Oﬃcer under the Trust’s defined contribution retirement plan.

(4)	The aggregate value of the perquisites and other personal benefits, if any, received by the Named Executive Oﬃcers for all years presented has not been reflected in the table because the amount was below the SEC’s $10,000 threshold for disclosure except for Mr. Glover, whose perquisites consisted of $14,400 in automobile allowance for 2020, and Mr. Packer, whose perquisites consisted of $14,400 and $10,594 in automobile allowance for 2020 and 2019, respectively.

(5)	Mr. Steddum became Chief Financial Oﬃcer eﬀective June 1, 2021. As of December 2019, Mr. Steddum was not eligible to participate in the Company’s actuarial pension plan. Mr. Steddum became eligible for the Company’s defined benefit plan during 2020 but had not earned a benefit as of December 31, 2020.

(6)	Mr. Dobbs joined the Company as Senior Vice President and General Counsel eﬀective August 3, 2020. As of December 31, 2020, Mr. Dobbs was not eligible to participate in the Company’s defined benefit and actuarial pension plans.

(7)	Mr. Packer retired from the Company eﬀective May 31, 2021

(8)	Mr. Parasnis joined the Company as Chief Commercial Oﬃcer and Executive Vice President eﬀective July 1, 2019. As of December 31, 2019, Mr. Parasnis was not eligible to participate in the Company’s defined benefit and actuarial pension plans. Eﬀective June 24, 2020, Mr. Parasnis’s employment with the Company ceased.

Pay Ratio Disclosure

For purposes of calculating the 2020 ratio of the median annual total compensation of all employees to the total annual compensation of the Chief Executive Officer, the Company included base salary and annual bonus amounts in its calculation of annual total compensation. We used December 31, 2020 as the measurement date. Base salary amounts were annualized for any employee who had less than a full year of service during 2020. Total compensation for Mr. Glover, the Trust’s Chief Executive Officer, was determined to be $2,890,000 and was approximately 26 times the median annual compensation of all of our employees, excluding the Chief Executive Officer, of $111,000. For purposes of this calculation, the Trust had 101 employees, excluding the Chief Executive Officer.

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Employment Agreements

Messrs. Glover, Packer and Parasnis

On August 8, 2019, the Trust entered into employment agreements (the “Employment Agreements”) with Mr. Glover, its General Agent and Chief Executive Officer (the “Glover Agreement”), Mr. Packer, its former General Agent and Chief Financial Officer (the “Packer Agreement”) and Mr. Parasnis, its former Chief Commercial Officer and Executive Vice President (the “Parasnis Agreement”). The Employment Agreements were effective as of July 1, 2019.

In connection with the Corporate Reorganization, the Company entered into amended and restated agreements with each of Mr. Glover and Mr. Packer, described below. Effective June 24, 2020, Mr. Parasnis’s employment with the Trust ceased and the Parasnis Agreement was terminated. Mr. Packer retired effective May 31, 2021.

Under the Employment Agreements, Mr. Glover and Mr. Packer received a base salary of $800,000 per annum and Mr. Parasnis received a base salary of $700,000 per annum, subject to annual review, and were eligible for an annual cash bonus of up to 300% of such base salary for achievement of specified performance targets, except that with respect to Mr. Glover and Mr. Packer, the cash bonus for the calendar year 2019 was at least 100% of the cash bonus paid with respect to 2018, as established by the Nominating, Compensation and Governance Committee of the Trust. Until the Trust or the Company establishes an equity compensation plan, Mr. Glover, Mr. Packer and Mr. Parasnis are required to use at least 25% of their cash bonuses (net of estimated taxes) to purchase Sub-Shares or Common Stock. The term of each of the Glover Agreement and the Packer Agreement ended on December 31, 2020, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date. The term of the Parasnis Agreement was to end on December 31, 2022, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date. Under the Parasnis Agreement, the cash bonus for 2019 was prorated for the period of employment during such year. Additionally, Mr. Parasnis was entitled to a retention bonus in the amount of $875,000, payable in three installments on March 15, 2020 and the second and third anniversaries of the effective date of the Parasnis Agreement and was eligible for a relocation allowance in the amount of $100,000 to cover his relocation to Dallas, Texas.

Each Employment Agreement provided for payment of severance benefits if the officer’s employment is terminated by the Trust without cause or by the officer for good reason, provided that the officer executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits included (i) accrued but unpaid bonuses and vested long-term incentive benefits (ii) a pro rata bonus for the year of termination (if such termination occurs after the first calendar quarter), (iii) up to 18 months of COBRA premiums for continued group health, dental and vision coverage for the officer and his dependents, paid for by the Trust, (iv) if such termination occurred during the first 15 months (30 months for Mr. Parasnis) of the term, an amount equal to two times the average of his base salary and cash bonus for the preceding two years (for Mr. Parasnis, annualized for any partial year other than 2019), which amount would be reduced to one times such average for the preceding year if such termination occurred after the first 15 months (30 months for Mr. Parasnis) of the term and (v) for Mr. Parasnis, any unpaid portion of his retention bonus and relocation allowance. If the officer’s employment was terminated by the Trust without cause, by the officer for good reason, or upon failure of the Trust to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Trust as defined in the Agreements, then, in lieu of the amount specified in clause (iv), the officer was entitled to an amount equal to 2.99 times the greater of (a) the average of his base salary and cash bonus for the two years preceding the change in control and (b) his base salary and target cash bonus for the year of the change in control, except that, with respect to Mr. Parasnis, if the change in control occurred in 2019, the amount of the change in control severance would be 50% of the otherwise applicable amount. If the officer’s employment terminated due to death or disability, he would be entitled to the benefits described in clauses (i), (ii) and for Mr. Parasnis, (v) above. The officer would also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses following termination of employment for any reason.

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The Employment Agreements provided that Mr. Glover, Mr. Packer and Mr. Parasnis were entitled to participate in all benefit plans provided to the Trust’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Trust, as well as in any long-term incentive program established by the Trust. They also provided for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

Each Employment Agreement contained restrictive covenants prohibiting the officer from disclosing the Trust’s confidential information at any time, from competing with the Trust in specified counties where the Trust does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Trust’s clients, suppliers and business partners during his employment and for one year thereafter.

As noted above, effective upon the Corporate Reorganization on January 11, 2021, the Company entered into an amended and restated employment agreement with each of Messrs. Glover and Packer to (i) confirm the assumption by the Company of the obligations of the Trust under the Glover Agreement and the Packer Agreement and (ii) to reflect the increase in base salary for each of Messrs. Glover and Packer to $850,000 and the change of the end of the term of each of the Glover Agreement and the Packer Agreement to December 31, 2021. The amended and restated employment agreements are otherwise identical in all material respects to the Glover Agreement and the Packer Agreement.

Mr. Steddum

On August 8, 2019, Mr. Steddum and the Company entered into an Employment Agreement (the “Steddum Agreement”). Pursuant to the Steddum Agreement, Mr. Steddum received a base salary of $450,000 per annum, subject to annual review, and was eligible for an annual cash bonus of up to 150% of such base salary for achievement of specified performance targets as established by the Compensation Committee. Mr. Steddum was also eligible for a relocation allowance of $75,000 to cover his expenses in connection with his move to Dallas. The term of the Steddum Agreement ends on December 31, 2022, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The Steddum Agreement provided for payment of severance benefits if the officer’s employment was terminated by the Company without cause or by Mr. Steddum for good reason, provided that Mr. Steddum executed a general waiver and release of claims and complied with the restrictive covenants described below. The severance benefits included (i) accrued but unpaid bonuses and vested long-term incentive benefits (ii) a pro rata bonus for the year of termination (if such termination occurs after the first calendar quarter), (iii) up to 12 months of COBRA premiums for continued group health, dental and vision coverage for the officer and his dependents, paid for by the Company, and (iv) an amount equal to one times the average of his base salary and cash bonus for the preceding two years. If Mr. Steddum’s employment was terminated by the Company without cause, by the officer for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the Steddum Agreement, then, in lieu of the amount specified in clause (iv), Mr. Steddum would be entitled to an amount equal to 1.5 times the greater of (a) the average of his base salary and cash bonus for the two years preceding the change in control and (b) his base salary and target cash bonus for the year of the change in control. If Mr. Steddum’s employment terminates due to death or disability, he would be entitled to the benefits described in clauses (i) and (ii) above. Mr. Steddum would also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses following termination of employment for any reason.

48

The Steddum Agreement provided that Mr. Steddum would be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provided for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The Steddum Agreement contained restrictive covenants prohibiting Mr. Steddum from disclosing the Trust’s confidential information at any time, from competing with the Trust in specified counties where the Trust does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Trust’s clients, and business partners during his employment and for one year thereafter.

Mr. Steddum was appointed Chief Financial Officer effective June 1, 2021. On May 31, 2021, Mr. Steddum and the Company entered into an Amended and Restated Employment Agreement (the “A&R Steddum Agreement”), effective June 1, 2021. The A&R Steddum Agreement replaces the Steddum Agreement between the Company and Mr. Steddum.

Pursuant to the A&R Steddum Agreement, Mr. Steddum receives a base salary of $475,000 per annum, subject to annual review, and is eligible for an annual bonus of up to 225% of such base salary for achievement of specified performance targets as established by the Compensation Committee. The bonus may be paid in cash or in shares of the Company’s Common Stock or a combination thereof, at the Company’s discretion. In addition, Mr. Steddum received a one-time promotion bonus of $50,000 when the A&R Steddum Agreement became effective. The term of the A&R Steddum Agreement ends on December 31, 2022, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The A&R Steddum Agreement provides for payment of severance benefits if the officer’s employment is terminated by the Company without cause or by Mr. Steddum for good reason, provided that Mr. Steddum executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid bonuses, (ii) long-term incentive benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata bonus for the year of termination (if such termination occurs after the first calendar quarter), (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for the officer and his dependents, and (v) an amount equal to one times the average of his base salary and bonus for the preceding two years. If Mr. Steddum’s employment is terminated by the Company without cause, by the officer for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the A&R Steddum Agreement, then, in lieu of the amount specified in clause (v), Mr. Steddum will be entitled to an amount equal to 2.99 times the greater of (a) the average of his base salary and bonus for the two years preceding the year in which the change in control occurs, and (b) his base salary and target bonus for the year in which the change in control occurs. If Mr. Steddum’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Steddum will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.

The A&R Steddum Agreement provides that Mr. Steddum will be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The A&R Steddum Agreement contains restrictive covenants prohibiting Mr. Steddum from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.

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Mr. Dobbs

Effective upon the Corporate Reorganization on January 11, 2021, the Company entered into an employment agreement with Mr. Dobbs, its Senior Vice President, General Counsel and Secretary (the “Dobbs Agreement”).

Under the Dobbs Agreement, Mr. Dobbs will receive a base salary of $400,000 per annum, subject to annual review, and be eligible for an annual cash bonus of up to 100% of such base salary for achievement of specified performance targets as established by the Compensation Committee. Until the Company establishes an equity compensation plan, Mr. Dobbs is required to use at least 25% of his cash bonus (net of estimated taxes) to purchase shares of Common Stock. The term of the Dobbs Agreement ends on December 31, 2021, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The Dobbs Agreement provides for payment of severance benefits if the officer’s employment is terminated by the Company without cause or by the officer for good reason, provided that the officer executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid bonuses and vested long-term incentive benefits (ii) a pro rata bonus for the year of termination (if such termination occurs after the first calendar quarter), (iii) up to 18 months of COBRA premiums for continued group health, dental and vision coverage for the officer and his dependents, paid for by the Company, and (iv) if such termination occurs during the first 15 months of the term, an amount equal to two times the average of his base salary and cash bonus for the preceding two years, which amount will be reduced to one times such average for the preceding year if such termination occurs after the first 15 months of the term. If Mr. Dobbs’ employment is terminated by the Company without cause, by the officer for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the Dobbs Agreement, then, in lieu of the amount specified in clause (iv), Mr. Dobbs will be entitled to an amount equal to 2.99 times the greater of (a) the average of his base salary and cash bonus for the two years preceding the change in control and (b) his base salary and target cash bonus for the year of the change in control. If Mr. Dobbs’ employment terminates due to death or disability, he will be entitled to the benefits described in clauses (i) and (ii) above. Mr. Dobbs will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses following termination of employment for any reason.

The Dobbs Agreement provides that Mr. Dobbs will be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The Dobbs Agreement contains restrictive covenants prohibiting Mr. Dobbs from disclosing the Company’s confidential information at any time, and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.

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Pension Benefits

Name	Plan Name	Number of Years Credited Service	Actuarial Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Tyler Glover	Restated Texas Pacific Land Trust
	Revised Employees’ Pension Plan	8.0	$215,511	$—
Chris Steddum (1)	Restated Texas Pacific Land Trust
	Revised Employees’ Pension Plan	—	$—	$—
Micheal W. Dobbs (2)	Restated Texas Pacific Land Trust
	Revised Employees’ Pension Plan	—	$—	$—
Robert J. Packer (3)	Restated Texas Pacific Land Trust
	Revised Employees’ Pension Plan	8.5	$337,680	$—
Sameer Parasnis (4)	Restated Texas Pacific Land Trust
	Revised Employees’ Pension Plan	—	$—	$—

(1)	Mr. Steddum became Chief Financial Officer effective June 1, 2021. As of December 31, 2020, Mr. Steddum a participant in the Company’s pension plan but had not yet earned a benefit as of December 31, 2020.

(2)	Mr. Dobbs joined the Company as Senior Vice President and General Counsel effective August 3, 2020. As of December 31, 2020, Mr. Dobbs was not eligible to participate in the Company’s pension plan.

(3)	Mr. Packer retired from the Company effective May 31, 2021.

(4)	Mr. Parasnis joined the Trust as Chief Commercial Officer and Executive Vice President effective July 1, 2019. Effective June 24, 2020, Mr. Parasnis’s employment with the Trust ceased. As of December 31, 2019, Mr. Parasnis was not eligible to participate in the Company’s pension plan.

The Restated Texas Pacific Land Trust Revised Employees’ Pension Plan, renamed the Restated Texas Pacific Land Corporation Revised Employees’ Pension Plan as of the Corporate Reorganization, is a noncontributory defined benefit pension plan qualified under Section 401 of the Internal Revenue Code in which our eligible employees participate (the “Pension Plan”). The remuneration covered by the Pension Plan is generally the participant’s base compensation up to certain limits specified in the Internal Revenue Code (“Eligible Compensation”). The Pension Plan generally provides a normal retirement benefit equal to 1.5% of a participant’s average Eligible Compensation for the last five years of the participant’s Credited Service multiplied by each year of Credited Service under the Pension Plan. Credited Service is earned from the participant’s date of membership in the Pension Plan, which is generally the earlier of January 1 or July 1 following completion of the participant’s first year of service for the Company. For information concerning the valuation method and material assumptions used in quantifying the present value of the Named Executive Officers’ current accrued benefits, see our Form 10-K, Note 6, “Employee Benefit Plans” of the Notes to Financial Statements.

As of December 31, 2020, the annual accrued normal retirement benefits were estimated to be $30,030 and $32,258 for Mr. Glover and Mr. Packer, respectively.

The Pension Plan provides for early retirement after the participant attains age 50 and completes 20 years of continuous service with the Company. Early retirement benefits are calculated in the same manner as the normal retirement benefit, but are reduced by 1/15 for each of the first five years and 1/30 for each of the next five years that benefits commence prior to the Pension Plan’s normal retirement age of 65. If benefits commence more than 10 years prior to normal retirement, the early retirement benefit is reduced actuarially for each year prior to age 55. None of the Named Executive Officers are currently eligible for early retirement benefits.

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Directors’ Compensation

As discussed above, our Corporate Reorganization was completed on January 11, 2021 and included a change in our governance structure to a board of directors from our previous structure of being governed by Trustees. As our Board did not assume their current role as director until January 11, 2021, only Mr. Barry and Mr. Norris, in their former roles as Trustees, received compensation during the year ended December 31, 2020.

The following table sets forth information concerning compensation paid to the Trustees during the year ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Total
John R. Norris III	$104,000	$104,000
David E. Barry	$104,000	$104,000

The Trustees did not receive additional compensation for service on a committee or for attendance at meetings in 2020.

All of the non-employee directors of the Board began such service on January 11, 2021. However, during late 2020, they participated in orientation and transition activities in order to be better prepared when their Board service began, and they received compensation for such participation as follows:

Name	Total
Donald G. Cook	$24,000
Barbara J. Duganier	$24,000
Donna E. Epps	$24,000
Dana F. McGinnis	$24,000
Eric L. Oliver	$24,000
Murray Stahl	$24,000

To provide assistance in setting initial compensation for non-employee directors of TPL, the Trust retained A&M. A&M presented to the Trust’s Nominating, Compensation and Governance Committee regarding appropriate compensation for non-employee directors and the initial non-employee director compensation levels were set based upon the information provided by A&M and in consultation with those who have agreed to serve as non-employee directors of the Board.

The following table shows the annual retainers for non-employee directors (commencing January 11, 2021).

Name	Cash
All directors (base retainer)	$210,000
Incremental Amount above Base Retainer*
Board co-chair	$40,000
Committee service (per committee)	$10,000
Audit Committee chair	$10,000
Nominating and Corporate Governance Committee chair	$5,000
Compensation Committee chair	$5,000

* Directors serving in multiple leadership roles receive incremental compensation for each role.

Directors are not expected to receive additional compensation for attending regularly scheduled Board or committee meetings.

For less than full years of service, the compensation paid to the non-employee directors will be prorated based on the number of days of service.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm as required by the Independence Standards Board Standard No. 1, as may be modified, or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Respectfully submitted, The Audit Committee of the Board of Directors Donna E. Epps, Chair Barbara J. Duganier Eric L. Oliver

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lane Gorman Trubitt, LLC audited the Trust’s financial statements for our fiscal year ended December 31, 2020 and December 31, 2019. Upon the completion of such audit, Lane Gorman Trubitt, LLC’s engagement was completed, and Deloitte & Touche LLP became the Company’s independent registered public accounting firm.

The following table presents fees billed to the Trust for professional services rendered by Lane Gorman Trubitt, LLC, during 2020 and 2019:

	Years Ended December 31,
	2020	2019
Type of Fees:
Audit fees	$419,675	$311 ,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
	$419,675	$311 ,000

The Audit Committee of the Trust approved all of the services provided by, and fees paid to, Lane Gorman Trubitt, LLC during the years ended December 31, 2020 and 2019.

The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Company’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s regularly scheduled meetings or, to the extent that such fees may relate to other matters to be considered at special meetings, at those special meetings.

* * * * * * *

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APPENDIX A

Texas Pacific Land Corporation

2021 Incentive Plan

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TABLE OF CONTENTS

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Texas Pacific Land Corporation

2021 Incentive Plan

Article 1.	Establishment, Purpose, and Duration

1.1       Establishment. Texas Pacific Land Corporation (the “Company”) establishes an incentive compensation plan to be known as the Texas Pacific Land Corporation 2021 Incentive Plan (this “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

This Plan’s effective date is the date this Plan is approved by the Company’s shareholders (the “Effective Date”), and this Plan shall remain in effect as provided in Section 1.3 hereof.

1.2       Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3       Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2.	Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2	“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.3	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

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2.4	“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.7	“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	willful refusal to follow the lawful directions of a supervisor, which directions are consistent with normal business practice;

(b)	indictment or conviction of, or plea of nolo contendere to, (i) any felony, or (ii) another crime involving dishonesty or moral turpitude, or Participant’s engaging in any embezzlement, financial misappropriation or fraud, related to their employment with the Company or any Subsidiary or Affiliate;

(c)	engaging in any willful misconduct or gross negligence or willful act of dishonesty, including any violation of federal securities laws, or violence or threat of violence, which is materially injurious to the Company or any Subsidiary or Affiliate;

(d)	repeated abuse of alcohol or drugs (legal or illegal) that, in the Company’s reasonable judgment, materially impairs Participant’s ability to perform their duties; or

(e)	willful and knowing breach or violation of any material provision of their employment, including, but not limited to, any applicable confidentiality, non-solicitation and non-competition requirements thereof.

2.8	“Change of Control” means the occurrence of any of the following events:

(i)	Any Person, other than (x) a fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or Affiliate, or (y) any corporation owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company’s Shares becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the sale of disposition by the Company of all or substantially all of the Company’s assets;

(iii)	the members of the Board of Directors as of the Effective Date (the “Incumbent Directors”) and any successor director whose appointment is endorsed by the Incumbent Directors or any such duly-endorsed successor director cease to constitute a majority of the Board; or

(iv)	a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

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2.9	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regu lations thereunder and any successor or similar provision.

2.10	“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall (i) be appointed from time to time by and shall serve at the discretion of the Board, and (ii) shall consist of “non-employee directors” as defined in Section 16 of the Exchange Act. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee.

2.11	“Company” or “Corporation” means Texas Pacific Land Corporation and any successor thereto as provided in Article 20 herein.

2.12	“Effective Date” has the meaning set forth in Section 1.1.

2.13	“Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period they are classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.14	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15	“Fair Market Value” means, on any given date, the closing price of a Share as reported on the New York Stock Exchange (“NYSE”) composite tape on such date, or if Shares were not traded on NYSE on such day, then on the next preceding day that Shares were traded on NYSE; in the event Shares are traded only on an exchange other than NYSE, references herein to NYSE shall mean such other exchange. The Company may use an alternate method of determining the value of Shares for accounting or any other purpose.

2.16	“Good Reason” means, unless otherwise specified in an Award Agreement or in an applicable severance compensation or other employment-type agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	a 10% or more diminution in Participant’s base salary as in effect on the last day of the immediately preceding calendar year or a 30% or greater reduction in the amount of Participant’s target cash bonus as compared to the cash conus amount for the preceding year;

(b)	a material diminution in Participant’s title, or the nature or scope of Participant’s authority, duties, or responsibilities from those applicable to Participant immediately prior to the Change in Control; or

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(c)	the Company’s requiring Participant to be based at any office or location that is more than 25 miles from Participant’s principal place of employment prior to such change in loca tion.

In order for one of the events set forth in (a), (b), or (c) to constitute a Good Reason, (x) Participant must notify the Company in writing of such fact and the reasons therefor no later than 90 days after Participant knows or should have known that the relevant event has occurred, (y) such grounds for termination (if susceptible to correction) are not corrected by the Company within thirty (30) days after Participant’s notice (or, in the event that such grounds cannot be corrected with thirty (30) days, the Company has not taken all reasonable steps within such thirty-day (30) period to correct such grounds as promptly as practicable thereafter); and (z) Participant terminates Participant’s employment with the Company within thirty (30) days following expiration of such thirty-day (30) period. Failure to satisfy the requirements of this paragraph will result in there not being a termination for Good Reason for purposes of this Plan.

2.17	“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.

2.18	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.19	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.20	“Insider” shall mean an individual who is, on the relevant date, an officer, or director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.21	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.22	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.23	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.24	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.25	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.26	“Performance-Based Compensation” means compensation under an Award that is subject to performance-based vesting, earning or payment conditions.

2.27	“Performance Measures” means measures as described in Article 12 on which the performance goals are based.

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2.28	“Performance Period” means the period of time during which the performance goals must be met in order to determine the amount and/or vesting, earning or payment of an Award.

2.29	“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined by the extent to which the applicable Performance Measures have been achieved.

2.30	“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined by the extent to which the applicable Performance Measures have been achieved.

2.31	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.32	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.33	“Plan” means this Texas Pacific Land Corporation 2021 Incentive Plan.

2.34	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.35	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.36	“Share” means a share of common stock of the Company.

2.37	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.38	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3.	Administration

3.1       General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

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3.2          Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of this Plan or any Award Agreement, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3         Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.	Shares Subject to this Plan and Maximum Awards

4.1       Number of Shares Available for Awards and Maximum Amount of Non-Share Awards.

Subject to adjustment as provided in Section 4.3:

(a)	The maximum number of Shares available for issuance to Participants under this Plan is 75,000 Shares.

(b)	The maximum aggregate number of Shares that may be issued in the aggregate pursuant to the exercise of Incentive Stock Options is 75,000 Shares.

4.2          Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. The number of Shares available for Awards under this Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under this Plan. In addition, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available again for grant under this Plan. In no event, however, will the following Shares again become available for Awards or increase the number of Shares available for grant under this Plan: (i) Shares tendered by the Participant in payment of the exercise price of an Option; (ii) Shares withheld from exercised Awards for tax withholding purposes; (iii) Shares subject to a SAR that are not issued in connection with the settlement of that SAR; and (iv) Shares repurchased by the Company with proceeds received from the exercise of an Option. The Shares available for issuance under this Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares reacquired by the Company in any manner.

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4.3       Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5.	Eligibility and Participation

5.1        Eligibility. Individuals eligible to participate in this Plan include all Employees.

5.2      Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6.	Stock Options

6.1         Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2         Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3          Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the Fair Market Value of the Shares as determined on the Grant Date.

6.4         Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the day before the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

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6.5         Exercise of Options. Subject to Article 13, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6         Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7         Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8       Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9       Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

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Article 7.	Stock Appreciation Rights

7.1       Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the Fair Market Value of the Shares as determined on the Grant Date.

7.2       SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3       Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4       Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5       Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6          Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7          Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

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Article 8.	Restricted Stock and Restricted Stock Units

8.1          Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2           Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3          Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4          Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Texas Pacific Land Corporation 2021 Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Texas Pacific Land Corporation.

8.5          Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6          Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

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Article 9.           Performance Units/Performance Shares

9.1           Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine. Performance Units and Performance Shares that are earned (as described in Section 9.3) may be subject to vesting requirements as set forth in the applicable Award Agreement.

9.2            Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that may be earned by the Participant.

9.3           Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period and vesting period, if any, have ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4        Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned and vested Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned and vested Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof). Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5        Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10.          Cash-Based Awards and Other Stock-Based Awards

10.1        Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2        Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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10.3        Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4        Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5          Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 11.          Transferability of Awards

11.1         Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, their Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2        Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12.          Performance Measures

12.1        Performance Measures. The Committee shall have full discretionary authority to select Performance Measures and related performance goals upon which payment or vesting of an Award depends. Performance Measures may relate to financial metrics, non-financial metrics, GAAP and non-GAAP metrics, business and individual objectives or any other performance metrics that the Committee deems appropriate.

12.2        Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

12.3        Adjustment of Performance-Based Compensation. The Committee shall retain the discretion to adjust such Awards upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

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Article 13.           Minimum Vesting of Share-Based Awards

Notwithstanding any other provision of this Plan to the contrary, Awards granted pursuant to Article 6, 7, 8, 9 or 10 of this Plan shall be subject to a minimum vesting period of at least one (1) year, provided, however, (a) such vesting may be cliff or graded (starting no earlier than one (1) year after grant), (b) the Committee may provide for earlier vesting as specified in an Award Agreement, and (c) no more than five percent (5%) of the maximum number of Shares authorized for issuance under this Plan pursuant to Section 4.1(a) may be granted with a minimum vesting period of less than one (1) year.

Article 14.          Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, for all Awards, the payment of dividends and dividend equivalents prior to an Award becoming vested shall be prohibited, and the Committee shall determine the extent to which dividends and dividend equivalents may accrue during the vesting period and become payable upon vesting.

Article 15.          Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company, or the Company’s designated agent, during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative on behalf of the Participant’s estate.

Article 16.          Rights of Participants

16.1          Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates or Subsidiaries, or the Committee.

16.2          Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3          Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

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Article 17.           Change of Control

17.1        Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement or other agreement between the Participant and the Company or a subsidiary or Affiliate.

(a)            If, upon a Change of Control, a Participant receives a new Award which qualifies as a “Replacement Award” (as defined below), the Award shall continue subject to the terms of the Replacement Award.

(b)            If, upon a Change of Control that results in the Company’s Shares no longer being traded on the New York Stock Exchange or another established securities market and no Replacement Award is granted to a Participant, the unvested portion of an Award whose vesting is based only on a service requirement shall become immediately vested and exercisable, as applicable, upon the Change of Control.

(c)            Notwithstanding subparagraph (a) and except as may be otherwise provided in an Award Agreement, upon a Change of Control, with respect to Awards that are Performance Shares or Performance Units issued pursuant to Article 9 of this Plan, a pro-rata portion of the Award shall be immediately earned, vested and payable; such portion shall be determined based on the portion of the Performance Period that has elapsed as of (i) the date of the Change of Control, if the Performance Measure is based on stock price, or (ii) the end of the last full calendar quarter preceding or commensurate with the date of the Change of Control if the Performance Measure is not based on stock price (in each case, the “Adjusted Measurement Date”). The Award amount that will be considered earned and payable will be calculated based on the higher of target or actual performance measured as of the Adjusted Measurement Date. To the extent any earned Awards that are Performance Shares or Performance Units have not been paid prior to the Change of Control because they are subject to vesting, such earned but unvested Awards shall become immediately vested, and payable upon the Change of Control.

(d)            Except as provided in subparagraph (c) or as otherwise provided in an Award Agreement, if, following a Change of Control, the Company’s Shares continue to be traded on the New York Stock Exchange or another established securities market, outstanding Awards shall continue in effect and be treated as Replacement Awards as described in subparagraph (a).

(e)          Notwithstanding any of subparagraphs (a), (b) or (d) of this Section 17.1, the Committee may, in its sole discretion, determine that any or all outstanding Awards granted under this Plan, whether or not exercisable, will be canceled and terminated, and that in connection with such cancellation and termination, the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor.

17.2         Replacement Awards. An Award shall be considered a Replacement Award if: (i) it has a value at least equal to the value of the Award it is replacing as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Award it is replacing (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Award it is replacing if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 17.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

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17.3         Reduction of Excess Parachute Payments. Except as may be provided in an employment or severance compensation agreement between the Company and the Participant, if, in connection with a Change of Control, a Participant’s payment of any Awards will cause the Participant to be liable for federal excise tax under Code Section 4999 levied on certain “excess parachute payments” as defined in Code Section 280G (“Excise Tax”), then the payments made pursuant to the Awards shall be reduced (or repaid to the Company, if previously paid or provided) as provided below:

(a)            If the payments due upon of Change of Control under this Plan and any other agreement between a Participant and the Company, exceed 2.99 times the Participant’s “base amount,” as defined in Code Section 280G, a reduced payment amount shall be calculated by reducing the payments to the minimum extent necessary so that no portion of any payment, as so reduced or repaid, constitutes an excess parachute payment. If it is determined that any Excise Tax is payable by a Participant, the Participant shall receive either (i) all payments otherwise due; or (ii) the reduced payment amount described in the preceding sentence, whichever will provide the Participant with the greater after-tax economic benefit taking into account for these purposes any applicable Excise Tax.

(b)           Whether payments are to be reduced pursuant to this Section 17.3, and the extent to which they are to be so reduced, will be determined solely by the Company in good faith and the Company will notify the Participant in writing of its determination.

(c)          In no event shall a Participant be entitled to receive any kind of gross-up payment or Excise Tax reimbursement from the Company.

Article 18.           Amendment, Modification, Suspension, and Termination

18.1           Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, (i) without the prior approval of the Company’s shareholders and except as provided in Section 4.3, Options or SARs issued under this Plan will not be repriced, repurchased (including a cash buyout), replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, (ii) any amendment of this Plan must comply with the rules of the NYSE, and (iii) no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3           Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

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18.4       Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 18.4 to any Award granted under this Plan without further consideration or action.

Article 19.           Withholding

19.1          Tax Withholding. The Company shall have the power and the right to deduct or withhold from any amounts due and owing to the Participant, or require a Participant to remit to the Company, up to the maximum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2          Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, the Committee may establish provisions in the applicable Award Agreements to satisfy the withholding requirement, in whole or in part, by having the Company withhold whole Shares having a Fair Market Value on the date the tax is to be determined up to the maximum statutory total tax withholding that could be imposed on the transaction.

Article 20.          Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, regardless of whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21.          General Provisions

21.1            Forfeiture Events. Any Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company currently has in effect, or is required to adopt or modify, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002, or other applicable law (“Clawback Policy”). In addition, the Committee or the Board may impose such clawback, recovery or recoupment provisions in an Award Agreement as the Committee or the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property as set forth in the Award Agreement. No recovery of compensation under this Section will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement or otherwise with the Company.

21.2            Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3            Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4            Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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21.5        Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6        Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8        Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9        Employees Based Outside the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10       Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

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21.11          Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.12          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13          Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.14          Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, this Plan does not permit the acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

21.15          Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.16          No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

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21.17       Governing Law. This Plan shall be governed by the laws of the State of Texas, without regard to choice-of-law principles. The Participants consent to personal and exclusive jurisdiction and venue Dallas County in the State of Texas. Any controversy or claim arising out of or relating to (i) a Participant’s employment with the Company or a Subsidiary or Affiliate and/or (ii) the Plan, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Employment Arbitration Rules before a single arbitrator in Dallas, Texas, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company and the Participant will each be responsible for their own attorneys’ fees and expenses incurred in connection with any such arbitration. The decision arrived at by the arbitrator shall be binding upon all parties to the arbitration and no appeal shall lie therefrom, except as provided by the Federal Arbitration Act. These arbitration procedures are intended to be the exclusive method of resolving any claim or dispute arising out of or related to this Plan, including the applicability of this Section; provided, however, that any party seeking injunctive relief in connection with a breach or anticipated breach of the Plan will do so in a state or federal court of competent jurisdiction within Dallas County in the State of Texas.

As evidence of its adoption of this Plan, the Company has caused this document to be executed by its duly authorized officer the_____day of_____________, 2021.

TEXAS PACIFIC LAND CORPORATION

By:
Name:

Title:

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APPENDIX B

Texas Pacific Land Corporation

2021 Non-Employee Director Stock and

Deferred Compensation Plan

Effective	, 2021

Texas Pacific Land Corporation

2021 Non-Employee Director Stock and

Deferred Compensation Plan

Article 1	Establishment, Purpose, and Duration

1.1      Establishment. Texas Pacific Land Corporation (the “Company”), establishes a compensation plan to be known as the Texas Pacific Land Corporation Non-Employee Director Stock and Deferred Compensation Plan (this “Plan”), in accordance with the terms and conditions of the Plan as set forth in this document.

This Plan’s effective date is the date this Plan is approved by the Company’s shareholders at an Annual Meeting (the “Effective Date”), and this Plan shall remain in effect as provided in Section 1.3 hereof.

1.2         Purpose of this Plan. The purpose of this Plan is to enable the Company to pay part of the compensation of its non-employee Directors in shares of the Company’s common stock and to allow the Company’s non-employee Directors to defer some or all of their directors’ fees.

1.3        Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten years from the Effective Date. After this Plan is terminated, no Stock Compensation may be granted but Stock Compensation previously granted shall remain outstanding in accordance with its applicable terms and conditions and this Plan’s terms and conditions.

Article 2	Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1       “Administrator” means the General Counsel of the Company.

2.2         “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Administrator.

2.3       “Annual Grant Limit” and “Annual Grant Limits” shall mean the number of shares or dollar amounts set forth in Section 4.1.

2.4       “Annual Meeting” means the annual meeting of the shareholders of the Company held in the relevant year.

2.5       “Beneficiary” or “Beneficiaries” means any person or persons designated on a Beneficiary Designation Form by a Director as allowed in Article 10 to receive Stock Compensation and unpaid Deferred Benefits under this Plan. If there is no valid designation by the Director, or if the designated Beneficiary or Beneficiaries fail to survive the Director or otherwise fail to take the benefit, the Director’s Beneficiary shall be the first of the following who survives the Director: (i) a Director’s spouse (the person legally married to the Director when the Director dies); (ii) the Director’s children in equal shares, and (iii) the Director’s estate.

2.6       “Beneficiary Designation Form” means a form acceptable to the Administrator or its designee used by a Director pursuant to Article 10 hereof to name their Beneficiary or Beneficiaries who will receive their Stock Compensation and unpaid Deferred Benefits under this Plan, if any, when they dies.

2.7       “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8        “Cash Compensation” means any retainers or other fees payable to a Director in cash in consideration for services performed as a Director.

2.9         “Cash Distribution Date” means the date specified under Section 7.3(b)(ii) used for determining interest, earnings and losses accrued on a Deferred Cash Benefit.

2.10     “Change in Control” means the occurrence of any of the following events:

(i)	Any Person, other than (x) a fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or Affiliate, or (y) any corporation owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company’s Shares becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the sale of disposition by the Company of all or substantially all of the Company’s assets;

(iii)	the members of the Board of Directors as of the Effective Date (the “Incumbent Directors”) and any successor director whose appointment is endorsed by the Incumbent Directors or any such duly-endorsed successor director cease to constitute a majority of the Board; or

(iv)	a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this section, the following terms have the meanings set forth below:

(a)	“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(b)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(c)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.11       “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.12      “Common Stock” means the common stock of the Company.

2.13       “Company” or “Corporation” means Texas Pacific Land Corporation and any successor thereto as provided in Article 11 herein.

2.14     “Compensation Year” means the 12-month period commencing on January 1st each year.

2.15      “Deferral Election” means a Director’s election to defer Cash Compensation or Stock Compensation granted or earned during the Deferral Year.

2.16       “Deferral Election Form” means any instrument, whether in paper, electronic or such other form or manner prescribed by the Administrator, governed by the provisions of Article 7 of this Plan, including the portion that is the Distribution Election Form and the related Beneficiary Designation Form that applies to all of that Director’s Deferred Benefits under the Plan.

2.17     “Deferral Year” means a calendar year for which a Director has an operative Deferral Election Form.

2.18      “Deferred Benefit” means either a Deferred Cash Benefit or a Deferred Stock Benefit under the Plan for a Director who has submitted an operative Deferral Election Form pursuant to Article 7 of this Plan.

2.19      “Deferred Cash Account” means that bookkeeping record established for each Director who elects to defer some or all of their Cash Compensation for a Compensation Year. A Deferred Cash Account is established only for purposes of measuring a Deferred Cash Benefit and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Cash Benefit. A Deferred Cash Account will be credited with the Director’s Cash Compensation deferred as a Deferred Cash Benefit according to a Deferral Election Form and according to Section 7.3 of this Plan. A Deferred Cash Account will be credited periodically with interest, earnings and losses pursuant to Section 7.3(b) of this Plan.

2.20      “Deferred Cash Benefit” means the Cash Compensation that a Director elects to defer under Article 7, that results in payments governed by Section 7.3 and Article 8 of this Plan.

2.21        “Deferred Stock Account” means that bookkeeping record established for each Director who elects to defer some or all of their Stock Compensation for a Compensation Year. A Deferred Stock Account is established only for purposes of measuring a Deferred Stock Benefit and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Stock Benefit. A Deferred Stock Account will be credited with the Director’s Stock Compensation deferred as a Deferred Stock Benefit according to a Deferral Election Form and according to Section 7.4 of this Plan. A Deferred Stock Account will be credited periodically with amounts determined under Section 7.4(b) of this Plan.

2.22      “Deferred Stock Benefit” means Stock Compensation that a Director elects to defer under Article 7 that results in payments governed by Section 7.4 and Article 8 of this Plan.

2.23     “Director” means each director of the Company who is not an employee of the Company.

2.24       “Disabled” or “Disability” means a Director’s inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.

2.25       “Distribution Election Form” means that part of a Deferral Election Form used by a Director according to this Plan to establish the duration of deferral and the form of payments (lump sum or a designated number of annual installments) of a Deferred Benefit. If a Deferred Benefit has no Distribution Election Form that is operative according to Article 7 of this Plan, distribution of that Deferred Benefit is governed by Article 8 of this Plan.

2.26     “Effective Date” has the meaning set forth in Section 1.1.

2.27       “Election Date” means the date established by this Plan as the date before which a Director must submit a valid Deferral Election Form to the Administrator. For each Deferral Year, the Election Date is December 31 of the preceding calendar year. However, for an individual who becomes a Director during a Deferral Year, the Election Date is the thirtieth day following the date they become a Director. The Administrator may set an earlier date as the Election Date for any Deferral Year.

2.28       “Fair Market Value” means, on any given date, the closing price of a Share as reported on the New York Stock Exchange (“NYSE”) composite tape on such date, or if Shares were not traded on NYSE on such day, then on the next preceding day that Shares were traded on NYSE; in the event Shares are traded only on an exchange other than NYSE, references herein to NYSE shall mean such other exchange. The Company may use an alternate method of determining the value of Shares for accounting or any other purpose.

2.29       “Financial Emergency” means a severe financial hardship to the Director resulting from an illness or accident of the Director, the Director’s spouse, or the Director’s dependent; loss of the Director’s property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director and qualifying as an Unforeseeable Emergency for purposes of Code Section 409A.

2.30     “Grant” means the grant of Shares made to Directors pursuant to Article 6 of this Plan.

2.31     “Grant Date” means the date a Grant is made to a Director pursuant to Article 6 of this Plan.

2.32     “Grant Price” means the Fair Market Value of Shares on the Grant Date.

2.33       “Plan” means this Texas Pacific Land Corporation 2021 Non-Employee Director Stock and Deferred Compensation Plan.

2.34     “Share” means a share of Common Stock of the Company.

2.35     “Stock Compensation” means Shares of stock issued to the Directors as part of their annual compensation.

2.36     “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.37       “Terminate”, “Terminating”, or “Termination”, with respect to a Director, means cessation of their relationship with the Company as a director whether by death, Disability or severance for any other reason provided there is a “separation from service” for purposes of Code Section 409A.

Article 3	Administration

3.1         General. The Administrator shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Administrator may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Administrator, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Administrator shall be final and binding upon the Directors, the Company, and all other interested individuals.

3.2       Authority of the Administrator. The Administrator shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any agreement or document ancillary to or in connection with this Plan, to determine eligibility for Grants and the right to make deferrals, and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Administrator may deem necessary or proper. Such authority shall include, but not be limited to, determining Grant recipients, establishing Grant and deferral terms and conditions, construing any ambiguous provision of the Plan, and, subject to Article 12, adopting modifications and amendments to this Plan, including without limitation, any that are necessary to comply with applicable laws.

3.3       Delegation. The Administrator may delegate to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Administrator or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Administrator or such individuals may have under this Plan.

Article 4	Shares Subject to this Plan and Maximum Grants

4.1	Number of Shares Available for Grants.

(a)	Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for issuance to Directors under this Plan is 10,000 Shares.

(b)	The aggregate Fair Market Value (determined as of the Grant Date) of Shares that may be issued as Stock Compensation Grants under Article 6 of this Plan to a Director in any Compensation Year shall not exceed $500,000.

4.2         Share Usage. Shares covered by a Grant shall only be counted as used to the extent they are actually issued. Any Shares related to Grants or Deferred Stock which terminate by forfeiture, cancellation, or otherwise shall be available again for grant under this Plan. The Shares available for issuance under this Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares reacquired by the Company in any manner.

4.3         Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Administrator, in its sole discretion, in order to prevent dilution or enlargement of Directors’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Grants, the Annual Grant Limits, and other value determinations applicable to outstanding Grants.

The Administrator, in its sole discretion, may also make appropriate adjustments in the terms of any Grants under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Grants. The determination of the Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on Directors under this Plan

Subject to the provisions of Section 6.7 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Administrator may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

Article 5	Eligibility and Participation

5.1       Eligibility. Each Director of the Corporation shall be eligible to participate in this Plan until the Director is no longer serving as a non-employee director of the Corporation.

Article 6	Grants of Shares

6.1         Annual Grants. As of the first date of each Compensation Year, the Company will grant to each Director a number of Shares for that Compensation Year. The number of Shares granted to each Director shall be determined by (i) dividing the amount of each Director’s cash retainer for the Compensation Year by the Fair Market Value of the Shares on the first day of the Compensation Year (which date is the Grant Date for purposes of this Plan), and (ii) rounding such number of Shares up to the nearest whole Share, provided, however, that the Corporation may revise the foregoing formula for any year without shareholder approval, subject to the Plan’s overall Share limits. Except as provided herein, the Shares shall remain unvested and forfeitable.

6.2         Partial Year Directors. For individuals who become Directors after the first day of the Compensation Year, such Directors shall receive a pro-rata number of Shares for the Compensation Year based on the number of days remaining in the Compensation Year. The number of Shares granted under this Section 6.2 shall be determined pursuant to Section 6.1 but based on the Fair Market Value of the Shares on the date the Director becomes a Director, which date shall be the Grant Date with respect to such Shares.

6.3         Limits on Shares. The Administrator shall have the authority to increase the number of Shares granted to each Director during a Compensation Year but in no event shall the amount granted exceed the limits set forth in Article 4 above.

6.4         Vesting of Shares. Subject to Section 6.7, each Director’s Shares pursuant to a Grant (including the Shares of Directors whose Grants were subject to Section 6.2) shall become vested and non-forfeitable on the first anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may determine each year, in its sole discretion, that a different vesting schedule shall apply to the Grant for that year.

6.5        Death or Disability Before Vesting. Subject to Section 6.7, if a Director dies or becomes Disabled while they are a Director, all Shares that are forfeitable shall become non-forfeitable as of the date of the Director’s death or Disability.

6.6         Forfeiture of Nonvested Shares. (a) Subject to paragraph (b) and Sections 6.5 and 6.7, all Shares that are forfeitable shall be forfeited if a Director Terminates their service as a director before the Shares become vested under Section 6.4.

(b)       Notwithstanding paragraph (a) hereof, a Director who elects not to stand for reelection as a Director for the following Compensation Year shall vest in a pro-rata portion of their outstanding Grants at the annual meeting at which their service as a Director Terminates. For the avoidance of doubt, if such Director’s service Terminates prior to such annual meeting for any reason, the Director shall not be entitled to pro-rata accelerated vesting pursuant to this Section 6.6(b).

6.7       Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 6.7 shall apply in the event of a Change in Control, unless otherwise determined by the Administrator in connection with a Grant.

(a)          If, upon a Change of Control, a Director receives a new Grant which qualifies as a “Replacement Grant” (as defined below), the Award shall continue subject to the terms of the Replacement Grant.

(b)          If, upon a Change of Control that results in the Company’s Shares no longer being traded on the New York Stock Exchange or another established securities market and no Replacement Grant is granted to a Director, the unvested portion of a Grant shall become immediately vested upon the Change of Control.

(c)        If, following a Change of Control, the Company’s Shares continue to be traded on the New York Stock Exchange or another established securities market, outstanding Grants shall continue in effect and be treated as Replacement Awards as described in subparagraph (a).

(d)         Notwithstanding any of subparagraphs (a), (b) or (c) of this Section 6.7, the Administrator may, in its sole discretion, determine that any or all outstanding Grants granted under this Plan will be canceled and terminated, and that in connection with such cancellation and termination, the holder of such Grant may receive for each Share of Common Stock subject to such Grant a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction multiplied by the number of Shares of Common Stock subject to such Grant.

(e)          A Grant shall be considered a Replacement Grant if: (i) it has a value at least equal to the value of the Grant it is replacing as determined by the Administrator in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Director than the terms and conditions of the Grant it is replacing (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Grant may take the form of a continuation of the Grant it is replacing if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 6.7 are satisfied shall be made by the Administrator in its sole discretion.

(f)           With respect to Grants for which a Deferral Election has been made under Article 7, such Grants shall vest pursuant to paragraph (a) but the Deferral Election with respect to such Grants shall remain in place.

6.8         Dividends. On and after the Grant Date, Directors shall receive, as additional cash payments, amounts representing the cash dividends paid on their Shares. If, however, a Director elects to defer their Stock Compensation pursuant to Section 7.1(c) of this Plan, dividend equivalents shall accrue in the Deferred Stock Account from the Grant Date.

Article 7	Deferral Elections

7.1      Right to Elect Deferrals. A Director may elect a Deferred Benefit for any Deferral Year if they are a Director at the beginning of that Deferral Year or they become a Director during that Deferral Year.

(a)         A Deferral Election is valid when a Deferral Election Form is completed, signed by the electing Director, and received by the Administrator. Deferral Elections are governed by the provisions of this Article 7.

(b)         Before each Deferral Year’s Election Date, each Director will be provided with a Deferral Election Form. Under the Deferral Election Form for a single Deferral Year, a Director may elect on or before the Election Date to defer the receipt of all or part of their Cash Compensation (in 10% multiples) for the Deferral Year, that will be earned and payable after the Election Date.

(c)         Before each Deferral Year’s Election Date, a Director may also elect to defer the receipt of all or part of their Stock Compensation granted during the Deferral Year (in 10% multiples).

(d)          A Director’s Deferral of Cash Compensation shall only be deferred as a Deferred Cash Benefit. A Director’s deferral of Stock Compensation shall only be deferred as a Deferred Stock Benefit. A Director may not elect to convert a Deferred Cash Benefit to a Deferred Stock Benefit or to convert a Deferred Stock Benefit to a Deferred Cash Benefit.

(e)          Each Distribution Election Form is part of the Deferral Election Form on which it appears or to which it is related. The Administrator may allow a Director to file one Distribution Election Form for all of their Deferred Stock Benefits, all of their Deferred Cash Benefits or all of their Deferred Benefits. The Administrator may allow a Director to file multiple Distribution Election Forms that relate to any or all of their Deferred Benefits for one or more Deferral Years. The provisions of Article 8 shall apply to any Deferred Benefit for which there is no operative Distribution Election Form.

(f)          Prior to the Election Date, the Administrator may (i) reject any Deferral Election Form or Distribution Election Form for any or no reason and (ii) modify any Distribution Election Form to the extent necessary to comply with any federal tax or securities laws or regulations. However, the Administrator’s rejection of any Deferral Election Form or Distribution Election Form, and the Administrator’s modification of any Distribution Election Form, must be based upon action taken without regard to any vote of the Director whose Deferral Election Form or Distribution Election Form is under consideration, and the Administrator’s rejections must be made on a uniform basis with respect to similarly situated Directors. If the Administrator rejects a Deferral Election Form, the Director must be paid the amounts such Director would then have been entitled to receive if such Director had not submitted the rejected Deferral Election Form.

(g)         Subject to the last paragraph of Section 8.1(c) hereof, a Director may not revise or revoke a Deferral Election Form or Distribution Election Form after the Deferral Year begins. Any revocation of a Deferral Election Form or Distribution Election Form before the beginning of the Deferral Year is the same as a failure to submit a Deferral Election Form or Distribution Election Form. Any writing signed by a Director expressing an intention to revoke their Deferral Election Form or a related Distribution Election Form and delivered to the Administrator before the close of business on the relevant Election Date shall constitute a revocation of such form.

(h)         The Plan is unfunded. A Deferred Benefit is at all times a mere contractual obligation of the Company. The Company will not segregate any funds or assets for Deferred Benefits nor issue any notes or security for the payment of any Deferred Benefit.

(i)        A Director has no control over Deferred Benefits except according to their Deferral Election Forms, Distribution Election Forms, and Beneficiary Designation Forms, and their right to select hypothetical investment options, if applicable.

(j)        A Director’s Deferred Cash Account and Deferred Stock Account are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so is void. Deferred Benefits are not subject to attachment or legal process for a Director’s debts or other obligations. Nothing contained in this Plan gives any Director any interest, lien, or claim against any specific asset of the Company. A Director or their Beneficiary has no rights to receive Deferred Benefits other than as a general creditor of the Company.

7.2        Effect of No Election. A Director who has not submitted a valid Deferral Election Form to the Administrator on or before the relevant Election Date may not defer their Cash Compensation or Stock Compensation for the applicable Deferral Year. Any Deferred Benefit for which no valid Deferral Election Form has been submitted before the relevant Election Date, and for which there is no otherwise valid Distribution Election Form in effect, shall be governed by Article 8 of this Plan.

7.3	Deferred Cash Benefits.

(a)       Deferred Cash Benefits will be allocated to a Deferred Cash Account for each Director and credited with interest, earnings and losses, as applicable, determined pursuant to subparagraph (b)(i) of this Section 7.3. Deferred Cash Benefits shall be credited to a Director’s Deferred Cash Account as of the day they would have been paid to such Director but for the applicable Deferral Election.

(b)        (i) The value of a Deferred Cash Account as of any date shall equal the amount of Cash Compensation allocated to such Deferred Cash Account as of such date, as adjusted for interest, earnings and losses pursuant to this Section 7.3(b). The Board or its designee shall have the sole discretion to determine how interest, earnings and losses credited to a Director’s Deferred Cash Account will be calculated, including, without limitation, by specifying an applicable interest rate, tracking the performance of one or more investment option, index or similar measure, or allowing Directors to allocate their Deferred Cash Benefits among a series of hypothetical investment options, with such Deferred Cash Benefits to be measured based upon the performance of the investment options selected, reduced by an amount equal to any investment managers’ and other applicable expenses that would apply to an actual investment in the selected investment option.

(ii) Interest, earnings and losses shall accrue through the latest date administratively practicable preceding the date of distribution of a Deferred Cash Benefit, which date is referred to in this Plan as the Cash Distribution Date.

7.4          Deferred Stock Benefits.

(a)        Deferred Stock Benefits will be allocated to a Deferred Stock Account for each electing Director and credited with earnings and losses in accordance with subsection (b). A Director’s Deferred Stock Account shall be credited with the same number of shares of Common Stock that, but for the Director’s Deferral Election, would have been issued to the Director during the applicable Deferral Year under Article 6 of this Plan.

(b)        The value of a Deferred Stock Account as of any date shall equal the Fair Market Value of the Shares allocated to such Deferred Stock Account on such date. If any dividends are paid with respect to Shares for which a Deferral Election is in effect, the Director’s Deferred Stock Account will be credited with additional whole or fractional Shares equal to the Fair Market Value of such dividends on the payment date.

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Article 8             Distributions

8.1	Time and Form of Payments.

(a)        According to a Director’s Distribution Election Form, a Deferred Cash Benefit will be distributed in cash and a Deferred Stock Benefit will be distributed in shares of Common Stock equal to the number of whole shares of Common Stock credited to the Director’s Deferred Stock Account determined as of the distribution date. However, cash will be paid in lieu of fractional shares of Common Stock credited to the Director’s Deferred Stock Account.

(b)      Deferred Benefits will be paid in a lump sum unless the Director’s Distribution Election Form specifies annual installment payments over a period of up to 10 years. A Deferred Benefit payable in installments will continue to accrue additional credits under Plan subsection 7.3(b) or 7.4(b), as applicable, on the unpaid balance of the Deferred Cash Account or Deferred Stock Account, as applicable.

(c)         Unless otherwise specified in a Director’s Distribution Election Form, any lump sum payment will be paid or installment payments will begin to be paid on the February 15th of the year following the year in which the Director Terminates For distributions that would automatically be caused under the preceding sentence by a Director’s Termination (other than due to death), the Director may elect on their Distribution Election Form that payments are to begin:

(i)         on the February 15th of the year following the later of the year in which they Terminate and the year in which they attain a specified age; or

(ii)          on the February 15th of the year following the year in which they attain a specified age, regardless of when they Terminate.

For purposes of these distribution election alternatives, the specified age must be not less than the Director’s age two years from the Election Date pertaining to the applicable Deferral Year. A Director may amend their Distribution Election Form to postpone the commencement of benefit payments only if (i) the amendment is made at least twelve months before the date distributions would otherwise have commenced, (ii) the amended payment date is at least five years after the original payment date, and (iii) the amendment otherwise conforms to the requirements of the Plan and Code Section 409A.

8.2         Death. Upon a Director’s death, their Beneficiary will receive the Beneficiary’s portion or remaining portion of the Director’s Deferred Cash Account and Deferred Stock Account in a lump sum payment (regardless of the time and form of payment elected by the Director) as soon as administratively feasible following the Director’s death.

Article 9            Hardship Distributions

(a)       At the request of a Director before or after the Director’s Termination, a Director’s Deferred Benefits under this Plan shall be paid in the event of a Financial Emergency. An accelerated distribution on account of a Financial Emergency must be limited to the amount determined by the Administrator to be necessary to satisfy the Financial Emergency plus amounts necessary to pay applicable income taxes and penalties.

(b)         For purposes of an accelerated distribution under this section, the Deferred Stock Benefit’s value is determined by the value of the Deferred Stock Account, as set out in Article 7.4(b), at the time of distribution.

(c)         Distributions under this section must first be made from the Director’s Deferred Cash Account before accelerating the distribution of any amount attributable to a Deferred Stock Benefit.

(d)        A distribution under this section is in lieu of that portion of the Deferred Benefit that would have been paid otherwise. A Deferred Cash Benefit is adjusted for a distribution under this section by reducing the Director’s Deferred Cash Account by the amount of the distribution. A Deferred Stock Benefit is adjusted for a distribution under this section by reducing the value of the Director’s Deferred Stock Account by the amount of the distribution.

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Article 10                Beneficiary Designation

Each Director under this Plan may, from time to time, name a Beneficiary or Beneficiaries (who may be named contingently or successively) who will receive any Stock Compensation or unpaid Deferred Benefit under this Plan in case of the Director’s death before their Stock Compensation vests or their Deferred Benefits are paid. Each such designation shall revoke all prior designations by the same Director, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Director in writing with the Company during the Director’s lifetime. In the absence of any such Beneficiary designation, benefits remaining unpaid at the Director’s death shall be paid to the default Beneficiary.

Article 11                Successors

All obligations of the Company under this Plan with respect to Grants made hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12                Amendment, Modification, Suspension, and Termination

12.1            Amendment, Modification, Suspension, and Termination. The Administrator may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders, no such amendment shall increase the number of Shares that may be granted to any Director, except as otherwise described in this Plan, or increase the total number of Shares that may be granted under the Plan. In addition, any amendment of the Plan must comply with the rules of the NYSE and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

12.2            Plan Termination. Except for a termination of the Plan caused by the determination of the Board that the laws upon which the Plan is based have changed in a manner that negates the Plan’s objectives, this Plan may not be altered, amended, suspended, or terminated without the majority consent of all Directors who are Directors if that action would result either in a distribution of all Deferred Benefits in any manner other than as provided in this Plan or that would result in immediate taxation of Deferred Benefits to Directors.

Upon termination of the Plan, all vested benefits shall be paid upon the earliest to occur of the following events:

1.	Termination and liquidation of the Plan within 12 months of a qualifying corporate dissolution or bankruptcy;

2.	Termination and liquidation of the Plan pursuant to irrevocable action of the Company within 30 days before, or 12 months after, a Change in Control that qualifies as a distribution event under Code Section 409A;

3.	A termination and liquidation of the Plan (i) that does not occur proximate to a downturn in the Company’s financial condition; (ii) where all plans required to be aggregated with the Plan are terminated; (iii) where no liquidation payments are made for at least 12 months after the Plan is terminated; (iv) where all payments are made by 24 months after the Plan is terminated; and (v) where the Company does not adopt a new plan of the same type, for at least three years after the Plan is terminated; or

4.	The occurrence of an applicable distribution event pursuant to the other terms of the Plan.

Distributions made under this Section 12.2, other than pursuant to paragraph 4 above, shall be paid in the form of a lump sum.

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12.3            Adjustment of Grants Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Administrator may make adjustments in the terms and conditions of, and the criteria included in, Grants in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on Directors under this Plan.

12.4            Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Plan shall be amended, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting a Grant under this Plan, a Director agrees to any amendment made pursuant to this Section 12.4 to any Grant made under the Plan without further consideration or action.

Article 13               General Provisions

13.1              Forfeiture Events. Any Shares granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company currently has in effect, or is required to adopt or modify, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002, or other applicable law (“Clawback Policy”). In addition, the Committee or the Board may impose such clawback, recovery or recoupment provisions on any Shares granted under this Plan as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property.

13.2              Legend. The certificates for Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer of such Shares.

13.3              Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.4              Non-Assignability. Deferred Benefits may not be assigned by a Director or Beneficiary.

13.5              Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.6              Requirements of Law. The granting and issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.7              Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

13.8              Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

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13.9             Investment Representations. The Administrator may require any individual receiving Shares under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

13.10         Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

13.11         Unfunded Plan. Directors shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Director, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

13.12         Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Administrator to adopt such other compensation arrangements as it may deem desirable for any Director.

13.13         No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

13.14         No Right to Continued Board Membership. Nothing in this Plan shall confer on any Director the right to continued service as a member of the Board or in any other capacity.

13.15        Governing Law. The Plan and each Grant and Deferred Benefit hereunder shall be governed by the laws of the State of Texas, without regard to choice-of-law principles. The Directors consent to personal and exclusive jurisdiction and venue Dallas County in the State of Texas. Any controversy or claim arising out of or relating to (i) a Director’s service with the Company or a Subsidiary or Affiliate and/or (ii) the Plan, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Employment Arbitration Rules before a single arbitrator in Dallas, Texas, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company and the Director will each be responsible for their own attorneys’ fees and expenses incurred in connection with any such arbitration. The decision arrived at by the arbitrator shall be binding upon all parties to the arbitration and no appeal shall lie therefrom, except as provided by the Federal Arbitration Act. These arbitration procedures are intended to be the exclusive method of resolving any claim or dispute arising out of or related to this Plan, including the applicability of this Section; provided, however, that any party seeking injunctive relief in connection with a breach or anticipated breach of the Plan will do so in a state or federal court of competent jurisdiction within Dallas County in the State of Texas.

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13.16         Code Section 409A. Notwithstanding any other provision of this Plan, it is intended that all benefits under this Plan that are subject to Code Section 409A, including vested Stock Compensation that has been deferred pursuant to Article 7, shall satisfy the provisions of Code Section 409A, and this Plan shall be interpreted and administered, as necessary, to comply with such provisions.

13.17         Notices. Notices and elections under this Plan must be in writing. A notice or election is deemed delivered if it is delivered personally or if it is mailed by registered or certified mail to the person at their last known business address.

13.18         Waiver. The waiver of a breach of any provision in this Plan does not operate as and may not be construed as a waiver of any later breach.

As evidence of its adoption of this Plan, the Company has caused this document to be executed by its duly authorized officer the_____day of_________________, 2021.

TEXAS PACIFIC LAND CORPORATION

By:
Name:
Title:

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 4, 5 AND 6 AND FOR “ONE YEAR” IN PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20330403030300000000 3 111621 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23956 ANNUAL MEETING OF STOCKHOLDERS OF TEXAS PACIFIC LAND CORPORATION November 16, 2021 Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 1. Election of Directors: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. O Barbara J. Duganier Class I director O Tyler Glover Class I director O Dana F. McGinnis Class I director FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 2. To approve, by non-binding advisory vote, executive compensation. 3. To determine, by non-binding advisory vote, the frequency of future stockholder advisory votes on executive compensation. 4. To approve the Company’s 2021 Incentive Plan. 5. To approve the Company’s 2021 Non-Employee Director Stock and Deferred Compensation Plan. 6. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 4, 5 and 6, FOR ONE YEAR in Proposal 3. FOR AGAINST ABSTAIN 2 1 year years 3 years ABSTAIN FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

0 ------------------ . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 TEXAS PACIFIC LAND CORPORATION Proxy for Annual Meeting of Stockholders on November 16, 2021 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Tyler Glover and Micheal Dobbs, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Texas Pacific Land Corporation, to be held November 16, 2021 at the Omni Dallas Hotel, 555 S. Lamar Street, Dallas, Texas 75202, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1